UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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EZFILL HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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December 31, 2024

Dear Stockholder,

I am pleased to extend this invitation to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of EzFill Holdings, Inc. to be held at 10:30 a.m. Eastern time, on Thursday, January 16, 2025, at 57 NW 183rd Street, Miami, FL 33169. The attached notice of Annual Meeting and proxy statement describe the matters to be presented at the Annual Meeting and provide information about us that you should consider when you vote your shares.

The principal business of the Annual Meeting will be (i) to elect as directors the nominees named in the proxy statement to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified or until the earlier of their resignation or removal; (ii) to ratify the selection of M&K CPAs, PLLC as our independent public accountant for the fiscal year ending December 31, 2024; and (iii) to consider and transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, when you have finished reading the proxy statement, you are urged to complete, sign, date and return the enclosed proxy card, or respond via Internet or telephone, promptly in accordance with the instructions set forth on the proxy card. This will ensure your proper representation at the Annual Meeting, whether or not you can attend.

Best regards,

/s/ Yehuda Levy
Yehuda Levy

Interim Chief Executive Officer

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67 NW 183rd Street

Miami, FL 33169

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 16, 2025

To the Stockholders of EzFill Holdings, Inc.:

You are invited to attend the Annual Meeting of Stockholders of EzFill Holdings, Inc. to be held at 10:30 a.m. Eastern time, on Thursday, January 16, 2025, at 57 NW 183rd Street, Miami, FL 33169.

At the Annual Meeting, you will be asked to act on the following matters:

1.	to elect as directors the five nominees named in the Proxy Statement;

2.	to ratify the selection of M&K CPAs, PLLC as our independent registered public accounting firm to audit the consolidated financial statements of EzFill Holdings, Inc. for our fiscal year ending December 31, 2024; and

3.	to consider and transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

The Proxy Statement accompanying this Notice describes these items more fully.

Only holders of record of shares of our common stock at the close of business on December 17, 2024 are entitled to vote at the Annual Meeting or any postponements or adjournments of the Annual Meeting.

YOUR VOTE IS IMPORTANT. PLEASE READ THE PROXY STATEMENT AND VOTE BY FOLLOWING THE VOTING INSTRUCTIONS SENT TO YOU.

Dated: December 31, 2024	By Order of the Board of Directors of EzFill Holdings, Inc.

Sincerely,

/s/ Yehuda Levy
Yehuda Levy
Interim Chief Executive Officer

2

67 NW 183rd Street

Miami, FL 33169

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

JANUARY 16, 2025

This proxy statement contains information related to the Annual Meeting of Stockholders (the “Annual Meeting”) of EzFill Holdings, Inc. to be held at 10:30 a.m. Eastern time, on Thursday, January 16, 2025, at 57 NW 183rd Street, Miami, FL 33169, and any postponements or adjournments of the Annual Meeting. We first mailed, or made available on the Internet, these proxy materials to stockholders on or about December 31, 2024. In this proxy statement, “Company,” “EzFill,” “we,” “us,” and “our” each refer to EzFill Holdings, Inc. and its subsidiaries.

ABOUT THE PROXY MATERIALS

We are furnishing proxy materials to our stockholders of record on December 17, 2024. In connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting. This proxy is being solicited by the Board of Directors, and the cost of solicitation of the proxies will be paid by EzFill. Our officers, directors and regular employees, without additional compensation, also may solicit proxies by further mailing, by telephone or personal conversations. We have no plans to retain any firms or otherwise incur any extraordinary expense in connection with the solicitation.

The proxy materials include our proxy statement for the Annual Meeting and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card or vote by proxy on the Internet. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted. You may vote in person at the Annual Meeting only if you bring a form of personal picture identification with you. You may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

●	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

●	To vote on the Internet, go to www.cleartrustonline.com/ezfl to complete an electronic proxy card. You will be asked to provide the 12-digit number beneath the account number on the enclosed proxy card. Your vote must be received by 11:59 p.m., Eastern time on January 15, 2025 to be counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received instructions for granting proxies with these proxy materials from that organization rather than from the Company. A number of brokers and banks participate in a program provided through Broadridge Financial Services which enables beneficial holders to grant proxies to vote shares via telephone or the Internet. If your shares are held by a broker or bank that participates in the Broadridge program, you may grant a proxy to vote those shares telephonically by calling the telephone number on the instructions received from your broker or bank, or via the Internet at Broadridge’s website at www.proxyvote.com. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

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What You Are Voting On

At the Annual Meeting, there are two matters scheduled for a vote of the stockholders:

●	Election of Directors. Election of Yehuda Levy, Daniel Arbour, Bennett Kurtz, Jack Leiber and Sean Oppen as members to the Company’s Board of Directors to serve until the next annual meeting of stockholders or until their successors have been duly elected and qualified or until their earlier resignation or removal. Abstentions and broker non-votes will not count as votes cast and will have no effect on the approval of this proposal; and

●	Ratification of the Appointment of Independent Registered Public Accounting Firm. Ratification of the appointment of M&K CPAs, PLLC as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2024. Abstentions and broker non-votes will not count as votes cast and will have no effect on the approval of this proposal.

You may vote “For All” the nominees to the Board of Directors, “Withhold All” or you may vote “For All Except” the nominee you specify. For the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Quorum and Required Votes

Only holders of record of shares of EzFill’s common stock at the close of business on December 17, 2024 (the “Record Date”) are entitled to vote at the Annual Meeting or any postponements or adjournments of the Annual meeting. As of the Record Date, EzFill had 6,340,765 shares of common stock outstanding. The holders of our common stock do not have any cumulative voting rights.

The presence at the Annual Meeting of a majority of the outstanding shares, in person or by proxy relating to any matter to be acted upon at the Annual Meeting, is necessary to constitute a quorum for the meeting. Each outstanding share of common stock is entitled to one vote.

Proxies marked “Abstain” and broker “non-votes” will be treated as shares that are present for purposes of determining the presence of a quorum. An “abstention” occurs when a stockholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter. A broker non-vote occurs when a broker or other nominee who holds shares for another person does not vote on a particular proposal because that holder does not have the discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares; as a result, the broker or other nominee is unable to vote those uninstructed shares. Abstentions and broker non-votes, while included for quorum purposes, will not be counted as votes “cast” for or against any proposal.

The following table summarizes the votes required for passage of each proposal and the effect of abstentions and uninstructed shares held by brokers. Please note that brokers may not vote your shares on the election of directors or any other non-routine matters if you have not given your broker specific instructions as to how to vote. Please be sure to give specific voting instructions to your broker so that your vote can be counted.

Proposal Number	Description	Votes Required for Approval	Abstentions	Uninstructed Shares
1	Election of Directors	Nominees receiving highest number of votes FOR	Not voted	Not voted
2	Ratification of Independent Registered Public Accounting Firm	Majority of votes cast	Not voted	Discretionary vote – brokers may vote

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Recommendation of Board of Directors

Unless you instruct otherwise on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. Specifically, the Board’s recommendations are as follows:

●	FOR the election of each of the five nominees for director; and

●	FOR the ratification of the selection of M&K CPAs, PLLC as our independent registered public accounting firm to audit the consolidated financial statements of EzFill for our fiscal year ending December 31, 2024.

The proxy holders will vote as recommended by the Board of Directors with respect to any other matter that properly comes before the Annual Meeting, including any postponements or adjournments thereof. If the Board of Directors on any such matter gives no recommendation, the proxy holders will vote in their own discretion.

Revocation of Proxies

After you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of EzFill either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Annual Meeting in person and request to recast your vote. Attendance at the Annual Meeting will not, by itself, revoke a previously granted proxy.

Householding

To reduce costs and reduce the environmental impact of our Annual Meeting a single proxy statement and annual report, along with individual proxy cards or individual Notices of Internet Availability, will be delivered in one envelope to certain stockholders having the same last name and address and to individuals with more than one account registered at our transfer agent with the same address. This process, which is commonly referred to as “householding,” potentially means extra convenience for security holders and cost savings for EzFill. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker, or direct your written request to EzFill, Inc., Corporate Secretary, 67 NW 183rd St., Miami, FL 33169, or contact (305) 791-1169.

Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Procedures and Tabulation of Votes

Our inspector of election will tabulate votes cast by proxy or in person at the Annual Meeting. We will also report the results in a current report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) within four business days of the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board currently consists of five members. The Corporate Governance/Nominating Committee and the Board seek, and the Board is comprised of, individuals whose characteristics, skills, expertise, and experience complement those of other Board members. The Corporate Governance/Nominating Committee and the Board have unanimously approved the recommended slate of five directors.

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The following table shows the Company’s nominees for election to the Board. Each nominee, if elected, will serve until the next annual meeting of stockholders or until a successor is duly elected and qualified, or until his earlier resignation or removal. All nominees are members of the present Board of Directors. We have no reason to believe that any of the nominees is unable or will decline to serve as a director if elected. Unless otherwise indicated by the stockholder, the accompanying proxy will be voted for the election of the five persons named under the heading “Nominees for Directors.” Although the Company knows of no reason why any nominee could not serve as a director, if any nominee shall be unable to serve, the accompanying proxy will be voted for a substitute nominee.

Nominees for Director

Name	Age	Position	Director Since
Yehuda Levy	31	CEO and Director	2023
Daniel Arbour	40	Non-Independent Director	2022
Jack Leibler	83	Independent Director	2023
Bennett Kurtz	63	Independent Director	2023
Sean Oppen	49	Independent Director	2023

Required Vote and Recommendation of the Board of Directors

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, “FOR” the election of the nominees named below.

We have set out below biographical and professional information about each of the nominees, along with a brief discussion of the experience, qualifications, and skills that the Board considered important in concluding that the individual should serve as a current director and as a nominee for election as a member of our Board.

Yehuda Levy (CEO and Director)

Mr. Levy is one of EzFill’s founders, who had the vision to start a mobile fueling company to service clients initially in Miami Beach back in 2016. He is a graduate of Yeshiva University with a major in Math and Economics and a minor in Finance. He has been working in the mobile fueling industry since its inception and understands every facet of the Company’s sales and operations and how to maximize its opportunities for growth. In 2019, he sold the client base and other assets of his company to EzFill. Levy stayed on post-acquisition and has been an integral part of the Company ever since. He has served in various roles in Operations, Finance, Sales, and Marketing, including most recently as Vice-President, Operations through the date of this appointment to interim CEO.

Daniel Arbour (Non-Independent Director)

Mr. Arbour has over 16 years of experience in building multi-disciplinary high performance work teams and working with board members to ensure corporate and organizational deliverables are established. From 2018 to 2022, Mr. Arbour was the CEO of Shell TapUp, a mobile fueling company, where he managed other executives and more than 300 employees in cross-functional roles. From 2014 to 2018, Mr. Arbour was the General Manager of Marketing & Sales for the United States’ Southwest and Mid Continent areas for Shell Oil Company US, where he, among other tasks, managed profit and losses of $100M net margin and 3.8 billion litres of volume through national and local account management.

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Jack Leibler (Independent Director)

Mr. Leibler previously served as an adjunct professor at New York University. In 1964, Mr. Leibler graduated from Yale Law School and was admitted to the state bar of New York in 1965. From 1965 to 1972, Mr. Leibler worked at various law firms. From 1972 to 1998, Mr. Leibler was employed at the Port Authority of New York and New Jersey, where he was involved in several large-scale programs. Upon retiring from the Port Authority of New York and New Jersey, Mr. Leibler began a consulting company, consulting large private interests through 2013. Since 2016, Mr. Leibler has been retired. Mr. Leibler’s term as a member of the Board will continue until its expiration or renewal at the Company’s next annual meeting of stockholders or until his earlier resignation or removal.

Bennett Kurtz (Independent Director)

Mr. Kurtz has been the president and chief executive officer of Kurtz Financial Group, a privately held venture capital/investment banking firm, since July 2001. From January 2020 to March 2023, Mr. Kurtz was the CFO of First Phosphate Corp., he now serves as the chief administrative officer. Mr. Kurtz’s term as a member of the Board will continue until its expiration or renewal at the Company’s next annual meeting of stockholders or until his earlier resignation or removal.

Sean Oppen (Independent Director)

Mr. Oppen has been a managing member of Strategic Exchange Management, LLC since 2002. Mr. Oppen has experience in evaluating international investment and lending opportunities in small to medium size businesses.

Family Relationships

There are no family relationships among our directors and executive officers. Other than as set forth above, there are no arrangements or understandings between or among our executive officers and directors pursuant to which any director or executive officer was or is to be selected as a director or executive officer.

Involvement in Certain Legal Proceedings

During the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:

●	the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

●	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

●	found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law;

●	the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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Vote Required

The nominees for director who receive a majority of the votes FOR election will be elected as director. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

Information about the Board of Directors and Committees

Independence of Directors

Four of our five directors (Messrs. Arbour, Leibler, Kurtz and Oppen) are non-employee directors. Additionally, the Board has unanimously determined that three of our non-employee directors (Messrs. Leibler, Kurtz and Oppen) are “independent” directors, as such term is defined in the Nasdaq Stock Market Rules (“Stock Market Rules”).

The definition of “independent director” included in the Stock Market Rules includes a series of objective tests, such as that the director is not an employee of the Company, has not engaged in various types of specified business dealings with the Company, and does not have an affiliation with an organization that has had specified business dealings with the Company. Consistent with the Company’s corporate governance principles, the Board’s determination of independence is made in accordance with the Stock Market Rules, as the Board has not adopted supplemental independence standards. As required by the Stock Market Rules, the Board also has made a subjective determination with respect to each director that such director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company), even if the director otherwise satisfies the objective independence tests included in the definition of an “independent director” included in the Stock Market Rules.

To facilitate this determination, annually each director completes a questionnaire that provides information about relationships that might affect the determination of independence. Management provides the Corporate Governance/Nominating Committee and our Board with relevant facts and circumstances of any relationship bearing on the independence of a director or nominee that is outside the categories permitted under the director independence guidelines.

Board Leadership Structure

Our Board believes it is important to retain flexibility in allocating the responsibilities of the CEO and Chairman of the Board in any way that is in the best interests of our Company based on the circumstances existing at a particular point in time. Accordingly, we do not have a strict policy on whether these roles should be served independently or jointly.

We do not have a separate lead independent director.

The Board’s Role in Risk Oversight

The Board as a whole actively oversees management of the Company’s risks and looks to its Audit Committee, as well as senior management, to support the Board’s oversight role. The Company’s Audit Committee assists with oversight of financial risks. The full Board regularly receives information through committee reports and from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, technical and strategic risks.

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Meetings and Committees of the Board of Directors

Our business, property and affairs are managed under the direction of our Board of Directors. Our Board of Directors provides management oversight, helps guide the Company on strategic planning and approves the Company’s operating budgets. Our independent directors meet regularly in executive sessions. Members of our Board are kept informed of our business through discussions with our Chief Executive Officer and other officers and employees, by reviewing materials provided to them, by visiting our offices and by participating in meetings of the Board and its committees.

Our Board holds regularly scheduled quarterly meetings. In addition to the quarterly meetings, typically there is at least one other regularly scheduled meeting and other communication each year. Our Board met formally 15 times in fiscal year 2023. Each director attended at least 75% of all Board meetings and committee meetings (for committees on which such director served) held during 2023. Our Audit Committee met four times during fiscal year 2023, our Corporate Governance/Nominating Committee met four times during fiscal year 2023, and our Compensation Committee met four times during fiscal year 2023.

Board Committees

Our Board has established an Audit Committee, Compensation Committee and Corporate Governance/Nominating Committee.

Each of the above-referenced committees operates pursuant to a formal written charter. The charters for these committees, which have been adopted by our Board, contain a detailed description of the respective committee’s duties and responsibilities and are available on our website at https://ir.ezfl.com/governance-documents/.

Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of the Audit Committee, Compensation Committee and Corporate Governance/Nominating Committee meet the independence requirements under the NASDAQ’s current listing standards and each member is free of any relationship that would interfere with his individual exercise of independent judgment.

Audit Committee

The Audit Committee assists the Board of Directors in its oversight of the integrity of the Company’s accounting, auditing, and reporting practices. The Audit Committee’s responsibilities include:

(i)	to select and retain the Company’s independent auditors;
(ii)	to approve all audit, and permitted non-audit and tax services that may be provided by the independent auditors, and establish policies and procedures for pre-approval of permitted services by the Company’s independent auditors or other registered public accounting firms on an on-going basis;
(iii)	to review and discuss with the Company’s independent auditors and management the Company’s annual audited financial statements (including the related notes);
(iv)	to recommend to the Board that the audited financial statements and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section be included in the Company’s Form 10-K and whether the Form 10-K should be filed with the SEC; and to produce the Audit Committee report required to be included in the Company’s proxy statement;
(v)	to review and discuss with the Company’s independent auditors and management the Company’s quarterly financial statements and the disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section to be included in the Company’s quarterly report on Form 10-Q before the Form 10-Q is filed; and to review and discuss the Form 10-Q for filing with the SEC;
(vi)	to review and discuss with management and the Company’s independent auditors, the Company’s earnings press releases; and
(vii)	to establish and oversee the Company’s anonymous complaint policy contained within the Company’s Code of Conduct regarding the confidential, anonymous submission by employees of reports regarding questionable accounting practices, internal accounting controls or auditing matters and the investigation, disposition and retention of such reports.

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The Audit Committee is comprised of three directors appointed by the Board of Directors. Each of the Audit Committee members who served during 2023 (Messrs. Leibler, Kurtz, and Oppen) satisfied the independence and financial management expertise requirements of NASDAQ’s Audit Committee policy.

The Board of Directors has determined that Mr. Kurtz is an “audit committee financial expert” within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002 and Item 407(d)(5) of Regulation S-K. For a description of Mr. Kurtz’s relevant experience, please see his biographical information contained in Proposal 1 of this proxy statement.

REPORT OF THE AUDIT COMMITTEE

The primary function of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting processes. Management is responsible for the Company’s financial statements and overall reporting process, including the system of internal controls. The independent registered public accounting firm is responsible for conducting annual audits and quarterly reviews of the Company’s financial statements and expressing an opinion as to the conformity of the annual financial statements with generally accepted accounting principles.

The Audit Committee submits the following report pursuant to the SEC rules:

●	The Audit Committee has reviewed and discussed with management and with M&K CPAs, PLLC, our independent registered public accounting firm, the audited consolidated financial statements of the Company for the year ended December 31, 2023 (the “2023 Financial Statements”).

●	M&K CPAs, PLLC has advised management of the Company and the Audit Committee that it has discussed with them all the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

●	The Audit Committee has received from M&K CPAs, PLLC the written disclosures and the letter required by applicable requirements of the PCAOB regarding M&K CPAs, PLLC’s communications with the Audit Committee concerning independence and has discussed M&K CPAs, PLLC’s independence with them, and based on this evaluation and discussion, recommended that M&K CPAs, PLLC be selected as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025.

●	Based upon the aforementioned review, discussions and representations of M&K CPAs, PLLC, and the audit opinion presented by M&K CPAs, PLLC on the 2023 Financial Statements, the Audit Committee recommended to the Board of Directors that the 2023 Financial Statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Submitted by the Audit Committee of the Board of Directors:

Bennett Kurtz, Chairman
Jack Leibler
Sean Oppen

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The material in this report is not deemed to be “soliciting material,” or to be “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

Compensation Committee

Our Board formed a Compensation Committee comprised of members who are “Non-Employee Directors” within the meaning of Rule 16b-3 under the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). They are also “independent” directors within the meaning of Nasdaq Rule 5605(b)(1). The Compensation Committee’s responsibilities include:

(i)	to review and approve all corporate goals and objectives applicable to the compensation of the CEO, evaluate annually the CEO’s performance in light of those goals and determine and approve the CEO’s compensation level based on its evaluation;
(ii)	to review and approve compensation of all other executive officers;
(iii)	to review, approve incentive compensation and equity-based plans and administer the Company’s incentive compensation and equity-based plans;
(iv)	to review and discuss with management the Company’s compensation discussion and analysis and recommend inclusion in the Company’s annual report and proxy statement;
(v)	to review and approve any employment agreements, severance agreements or plans for the CEO and other executive officers;
(vi)	to determine stock ownership guidelines for the CEO or other executive officers and monitor compliance with such guidelines;
(vii)	to review and recommend to the Board for approval the frequency with which the Company will conduct Say-on-Pay Votes and review and approve the proposals regarding the Say-on-Pay Vote and the frequency of the Say-on-Pay Vote to be included in the Company’s proxy statement; and
(viii)	to review all director compensation and benefits.

Mr. Leibler serves as Chairman of the Compensation Committee and is joined by Messrs. Oppen and Kurtz.

Corporate Governance/Nominating Committee

Our Board formed a Corporate Governance/Nominating Committee. The Corporate Governance/Nominating Committee is required to be comprised of entirely “independent” directors within the meaning of Nasdaq Rule 5605(b)(1). The responsibilities of the Corporate Governance/Nominating Committee include:

(i)	to determine the qualifications, skills and other expertise required to be a director of the Company and recommend to the Board for approval, a set of criteria to be considered in selecting nominees for directors;
(ii)	to identify and recommend candidates for nomination as members of the Board of Directors and its committees;
(iii)	to develop and recommend to the Board a set of corporate governance guidelines;
(iv)	to develop and recommend to the Board for approval a set of corporate governance guidelines applicable to the Company and to review these principals annually;
(v)	to oversee the Company’s corporate governance practices and procedures;
(vi)	to develop a process for annual evaluations of the Board and its committees;
(vii)	to review the Board’s committee structure and composition;
(viii)	to identify, and make recommendations regarding the selection of candidates to fill any vacancy on the Board;
(ix)	to develop and recommend to the Board for approval standards for determining whether a director has a relationship with the Company that would impair its independence;
(x)	to review and discuss with management disclosure of the Company’s corporate governance practices, including information regarding the operations of the Corporate Governance/Nominated Committee and other Board committees, director independence and the director nominations process;
(xi)	to monitor compliance with the Company’s Code of Conduct; and
(xii)	to develop and recommend to the Board for approval a CEO succession plan.

Mr. Oppen currently serves as the Chairman of the Corporate Governance/Nominating Committee and is joined on the committee by Messrs. Leibler and Kurtz.

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The Chair and members of each committee of the Board are summarized in the table below:

Name	Audit Committee	Compensation Committee	Corporate Governance/Nominating Committee
Bennett Kurtz	Chair	Member	Member
Jack Leibler	Member	Chair	Member
Sean Oppen	Member	Member	Chair

The following matrices provide race/ethnicity, as well as gender, of the members of our Board, as self-identified by members of our Board.

2024 Board Diversity Matrix

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I Gender Identity
Directors	-	5	-	-
Part II: Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	-	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	-	-	-	-
Middle Eastern	-	-	-	-
Scandinavian	-	-	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-	-	-	-
Did Not Disclose Demographic Background	-	-	-	-

2023 Board Diversity Matrix

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I Gender Identity
Directors	-	5	-	-
Part II: Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	-	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	-	-	-	-
Middle Eastern	-	-	-	-
Scandinavian	-	-	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-	-	-	-
Did Not Disclose Demographic Background	-	-	-	-

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Our Board seeks members from diverse professional backgrounds who combine a solid professional reputation and knowledge of our business and industry with a reputation for integrity. Our Board does not have a formal policy concerning diversity and inclusion but is in the process of establishing a policy on diversity. Diversity of experience, expertise, and viewpoints is one of many factors the Corporate Governance/Nominating Committee considers when recommending director nominees to our Board. Further, our Board is committed to actively seeking highly qualified women and individuals from minority groups and the LGBTQ+ community to include in the pool from which new candidates are selected. Our Board also seeks members that have experience in positions with a high degree of responsibility or are, or have been, leaders in the companies or institutions with which they are, or were, affiliated, but may seek other members with different backgrounds, based upon the contributions they can make to our Company. While the Board has continued its efforts to identify candidates that have such experience, they have currently been unable to identify any such candidates which fulfill the diversity requirement with the requisite professional experience.

Consideration of Director Nominees

We seek directors with the highest standards of ethics and integrity, sound business judgment, and the willingness to make a strong commitment to the Company and its success. The Corporate Governance/Nominating Committee works with the Board on an annual basis to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience for the full Board and each committee, taking into account both existing directors and all nominees for election as directors, as well as any diversity considerations and the membership criteria applied by the Corporate Governance/Nominating Committee. The Corporate Governance/Nominating Committee and the Board, which do not have a formal diversity policy, consider diversity in a broad sense when evaluating board composition and nominations; and they seek to include directors with a diversity of experience, professions, viewpoints, skills, and backgrounds that will enable them to make significant contributions to the Board and the Company, both as individuals and as part of a group of directors. The Board evaluates each individual in the context of the full Board, with the objective of recommending a group that can best contribute to the success of the business and represent stockholder interests through the exercise of sound judgment. In determining whether to recommend a director for re-election, the Corporate Governance/Nominating Committee also considers the director’s attendance at meetings and participation in and contributions to the activities of the Board and its committees.

The Corporate Governance/Nominating Committee will consider director candidates recommended by stockholders, and its process for considering such recommendations is no different than its process for screening and evaluating candidates suggested by directors, management of the Company, or third parties.

When considering director candidates, the Corporate Governance/Nominating Committee will evaluate multiple factors in assessing their qualification. A candidate must have extensive and relevant leadership experience including an understanding of the complex challenges of enterprise leadership. An appropriate candidate will have gained appropriate experience and education in some or all of the key areas below.

●	Relevant Sector Experience. Director candidates will have gained their leadership experience in sectors directly relevant to the Company’s business and/or served as the Chief Executive Officer, Chief Operating Officer or other major operating or staff officer of a public corporation, with a background in marketing, finance and/or business operations.

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●	Operating in a Regulated Industry – Director candidates will have experience working in a highly regulated industry, such as pharmaceutical, medical device or health care.
●	Corporate Governance Experience. Director candidates should have sufficient applicable experience to understand fully the legal and other responsibilities of an independent director of a U.S.-based public company.
●	Education. Generally, it is desirable that a Board candidate should hold an undergraduate degree from a respected college or university and in relevant fields of study.

When further considering director candidates, personal attributes and characteristics will be considered. Specifically, these should include the following:

●	Personal. Director candidates should be of the highest moral and ethical character. Candidates must exhibit independence, objectivity and be capable of serving as representatives of the stockholders. The candidates should have demonstrated a personal commitment to areas aligned with the Company’s public interest commitments, such as education, the environment and welfare of the communities in which we operate.
●	Individual Characteristics. Director candidates should have the personal qualities to be able to make a substantial active contribution to Board deliberations. These qualities include intelligence, self-assuredness, a high ethical standard, inter-personal skills, independence, courage, a willingness to ask the difficult question, communication skills and commitment. In considering candidates for election to the Board of Directors, the Board should constantly be striving to achieve the diversity of the communities in which the Company operates.
●	Availability. Director candidates must be willing to commit, as well as have, sufficient time available to discharge the duties of Board membership. Generally, therefore, the candidate should not have more than three other corporate board memberships.
●	Compatibility. The Board candidate should be able to develop a good working relationship with other Board members and contribute to the Board’s working relationship with the senior management of the Company.

Information Regarding Stockholder Communication with the Board of Directors; Attendance of Board Members at the Annual Meeting

Stockholders may contact an individual director, the Board as a group, or a specified Board committee or group, at the following address:

EzFill Holdings, Inc.

67 NW 183rd St., Miami, FL 33169

Attn: Board of Directors.

Our Secretary will process communications before forwarding them to the addressee. Directors generally will not be forwarded stockholder communications that are primarily commercial in nature, relate to improper or irrelevant topics, or request general information about the Company.

We do not require Board members to attend our annual meetings of stockholders. All directors attended the last annual meeting of stockholders.

Statement on Corporate Governance

We regularly monitor developments in the area of corporate governance by reviewing federal laws affecting corporate governance, as well as rules adopted by the SEC and Nasdaq. In response to those developments, we review our processes and procedures and implement corporate governance practices which we believe are in the best interests of the Company and its stockholders. The Board has approved a set of corporate governance guidelines to promote the functioning of the Board and its committees and to set forth a common set of expectations as to how the Board should perform its functions. On an annual basis, each director and executive officer is obligated to complete a Director and Officer Questionnaire which requires disclosure of any transactions with the Company in which the director or executive officer, or any member of his or her immediate family, has a direct or indirect material interest.

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The Board has adopted a written Code of Conduct, applicable to each employee, including our Chief Executive Officer and Chief Financial Officer. The Code of Conduct also applies to our agents and representatives, sales representatives and consultants. The Code of Conduct is posted on our website at https://ir.ezfl.com/governance-documents/. If we make certain amendments to or waivers of our Code of Conduct, we intend to satisfy the SEC disclosure requirements by promptly posting the amendment or waiver on our website.

Policies and Procedures for Approval of Related Party Transactions

We may encounter business arrangements or transactions with businesses and other organizations in which one of our directors or executive officers, significant stockholders or their immediate families is a participant and the amount exceeds $120,000. We refer to these transactions as related party transactions. Related party transactions have the potential to create actual or perceived conflicts of interest between EzFill and its directors, officers and significant stockholders or their immediate family members. Our Audit Committee has responsibility for reviewing and, if appropriate, for approving any related party transactions that would be required to be disclosed pursuant to applicable SEC rules. The Audit Committee shall have the right to use reasonable amounts of time of the Company’s internal and independent accountants, internal and outside lawyers and other internal staff and also have the authority to hire independent experts, lawyers and other consultants to assist and advise it in connection with its responsibilities.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected M&K CPAs, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.

A representative of M&K CPAs, PLLC is expected to be present at the Annual Meeting telephonically, will have an opportunity to make a statement if the representative so desires, and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

Stockholder ratification of the selection of M&K CPAs, PLLC as the Company’s independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board is submitting the selection of M&K CPAs, PLLC to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Fees Billed by Independent Registered Public Accounting Firm

The following table sets forth information regarding fees for services rendered by M&K CPAs, PLLC related to the fiscal years ended December 31, 2023 and December 31, 2022:

Types of Fees	Fees for 2023	Fees for 2022
Audit Fees(1)	$83,096	$80,096
Audit-related Fees(2)	19,500	12,500
Tax Fees(3)	-	-
Other Fees	$-	$-
Total Fees	$102,596	$92,596

(1)	Audit fees consist of fees for professional services rendered in connection with the annual audit of our consolidated financial statements, the review of our quarterly consolidated financial statements and consultations on accounting matters directly related to the audit.

(2)	Audit-related fees consist of fees for professional services rendered in connection with the submission of our Registration Statement on Form S-1 in connection with our initial public offering and our Registration Statements on Form S-3.

(3)	Tax fees consist of fees for professional services for tax compliance, tax advice and tax planning.

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Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

The Company’s Audit Committee charter requires that the Audit Committee establish policies and procedures for pre-approval of all audit or permissible non-audit services provided by the Company’s independent auditors. Our Audit Committee approved, in advance, all work performed for the year ended December 31, 2023 and nine-months ended September 30, 2024, by our principal accountant, M&K CPAs, PLLC. The Audit Committee may establish, either on an ongoing or case-by-case basis, pre-approval policies and procedures providing for delegated authority to approve the engagement of the independent registered public accounting firm, provided that the policies and procedures are detailed as to the particular services to be provided, the Audit Committee is informed about each service, and the policies and procedures do not result in the delegation of the Audit Committee’s authority to management. In accordance with these procedures, the Audit Committee pre-approved all services performed by M&K CPAs, PLLC.

Required Vote and Recommendation of Board of Directors

The ratification of M&K CPAs, PLLC as EzFill’s independent registered public accounting firm is a routine matter for brokers that hold their clients’ shares in “street name.” The affirmative vote of a majority of the shares of our common stock, present or represented and voting at the Annual Meeting, will be required to ratify the appointment of M&K CPAs, PLLC as our independent registered public accounting firm. Abstentions will have no effect on the outcome of the vote with respect to this proposal. Because this is a routine proposal on which a broker or other nominee is generally empowered to vote, no broker non-votes will likely result from this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2,

RATIFICATION OF M&K CPAs, PLLC AS THE COMPANY’S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

MANAGEMENT

Set forth below are the Company’s named executive officers:

		Director/Officer
Name	Age	Since	Position or Office
Yehuda Levy	31	2023	Interim Chief Executive Officer
Michael Handelman	65	2023	Chief Financial Officer
Avishai Vaknin	46	2023	Chief Technology Officer
Michael McConnell	61	-	Former Chief Executive Officer
Arthur Levine	66	-	Former Chief Financial Officer
Richard Dery	61	-	Former Chief Commercial Officer
Cheryl Hanrehan	55	-	Former Chief Operating Officer
Michael DeVoe	53	-	Former Chief Operating Officer

Yehuda Levy. Mr. Levy is the founder of EzFill FL, LLC, the assets of which were sold to the Company in 2019. Since then, Mr. Levy has served in various roles at the Company; most recently, he acted as the Company’s Vice President of Operations.

Michael Handelman. Mr. Handelman has served as our Chief Financial Officer since August 2023, and has served as an independent consultant with chief financial officer duties since July 2015. Since July 2015, he has managed the securities reporting, year-end and interim closings, consolidated financial reporting, financial planning and day-to-day accounting operations of companies and their subsidiaries. From February 2011 to June 2015, Mr. Handelman was the CFO of a biopharmaceutical company. Mr. Handelman holds a Bachelor of Science in accounting and holds an inactive certified public accountant license.

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Avishai Vaknin. Mr. Vaknin has 25 years of experience in the hi-tech, system administration, information technology and cloud computing industries. In 2004, Mr. Vaknin founded Telx Computers Inc., where he has built a portfolio of businesses in the tech industry. Mr. Vaknin has served as Telx Computers Inc.’s Chief Executive Officer since its inception. Mr. Vaknin holds a bachelor’s degree in computer science from the Hebrew University in Israel.

EXECUTIVE COMPENSATION

Executive Compensation Objectives and Practices

We designed our executive officer compensation program to attract, motivate and retain key executives who drive our success. We strive to have pay reflect our performance and align with the interests of long-term stockholders, which we achieve with compensation that:

●	Provides executives with competitive compensation that maintains a balance between cash and stock compensation, encouraging our executive officers to act as owners with an equity stake in our company;

●	Ties a significant portion of total compensation to achievement of the Company’s business goals such as revenue, and Adjusted EBITDA targets;

●	Enhances retention by having equity compensation subject to multi-year vesting; and

●	Does not encourage unnecessary and excessive risk taking.

We evaluate both performance and compensation to ensure the Company maintains its ability to attract and retain superior employees in key positions and compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of other companies our size.

Elements of Executive Compensation

Our compensation for senior executive officers generally consists of the following elements: base salary; performance-based incentive compensation determined primarily by reference to objective financial operating criteria; long-term equity compensation in the form of stock options and restricted stock; and employee benefits that are generally available to all our employees.

Base Salary

The Company provides named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. It is our policy to set base salary levels taking into account a number of factors, such as annual revenue, the nature of the mobile fueling business, the structure of other comparable companies’ compensation programs and the availability of compensation information. When setting base salary levels, in a manner consistent with the objectives outlined above, the Board considers our performance, the individual’s breadth of knowledge and performance and levels of responsibility. In determining salaries for 2022, we did not engage compensation consultants.

Mr. Michael McConnell’s annual base salary for 2022 was $330,000. Mr. McConnell resigned from the Company on April 20, 2023. Mr. Arthur Levine’s annual base salary in 2022 was $250,000.

Mr. Richard Dery’s annual base salary in 2022 was $288,750 effective January 1, 2022. Mr. Dery is no longer employed at the Company as of December 9, 2022.

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Annual Performance-Based Incentive Compensation

Our performance-based incentive compensation program is designed to compensate executives when financial performance goals are achieved. Executives have the opportunity to earn annual cash compensation equal to a percentage of their base salary. For 2022, Mr. McConnell earned $0, Mr. Levine earned $0 and Mr. Dery earned $0, related to the cash compensation target. Mr. McConnell earned $0, Mr. Levine earned $0 and Mr. Dery earned $0 in shares and stock options related to the equity compensation target of our 2022 performance-based incentive compensation program.

Long-Term Incentive Compensation – Equity Compensation

Our executive officers are eligible for stock awards. We believe that stock awards give executives a significant, long-term interest in our success, help retain key executives in a competitive market, and align executive interests with stockholder interests and long-term performance of the Company. We have granted options as well as restricted stock under our 2022 plan and 2020 Stock Incentive Plan. Stock awards also provide each individual with an added incentive to manage the Company from the perspective of an owner with an equity stake in the business. Moreover, the vesting schedule (which is generally three years for employees and one year for non-employee directors, although this may vary at the discretion of the Compensation Committee) encourages a long-term commitment to the Company by our executive officers and other participants. Each year the Compensation Committee reviews the number of shares owned by, or subject to options held by, each executive officer, and additional awards are considered based upon the executive’s past performance, as well as anticipated future performance, of the executive officer. The Compensation Committee continues to believe that equity compensation should be an important element of the Company’s compensation package.

Typically, we have awarded stock options and restricted stock to executives upon joining the Company and thereafter grants may be at the discretion of the Board, a role that will be assumed by our Compensation Committee, on a going forward basis. Generally, options are priced at the closing price of the Company’s common stock on the date of each grant, or, in the case of new employees, such later date as the employee joins the Company. We also have granted restricted stock to members of the Board of Directors and executive officers from time to time.

We do not have a formal written policy relating to the timing of equity awards. We encourage, but we do not require, that our executive officers own stock in the Company.

Retirement and Other Benefits

All eligible employees in the United States are automatically enrolled in our 401(k) plan.

Perquisites and Other Personal Benefits

Limitation on Deduction of Compensation Paid to Certain Executive Officers

Section 162(m) of the Code limits the Company deduction for federal income tax purposes to no more than $1 million of compensation paid to each of the named executive officers in a taxable year.

Compensation of Chief Executive Officer

Mr. McConnell’s annual base salary was $330,000 and he was eligible for additional cash and equity incentive compensation at the discretion of the Compensation Committee. Mr. McConnell resigned from the Company on April 20, 2023.

Mr. Levy was appointed as the Company’s interim CEO on April 24, 2023 by the Board. For his position as interim CEO, Mr. Levy will receive an annual base salary of $200,000, and subject to periodic review. He is eligible for additional cash and equity incentive compensation at the discretion of the Compensation Committee.

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2023 SUMMARY COMPENSATION TABLE

The following table shows information concerning compensation of our named executive officers during the years ended December 31, 2023 and 2022, respectively:

			Non-Equity
			Incentive Plan	Option	Stock
		Salary	Compensation	Awards	Awards	Other	Total
Name and Principal Position	Year	($)(3)	($)	($)	($)(1)	($)(2)	($)

Yehuda Levy	2023	192,323	-	-	-	21,712	214,035
Interim Chief Executive Officer (4)	2022	148,461	-	-	-	11,333	159,794

Michael McConnell	2023	52,918	-	50,000	-	1,285	104,203
Former Chief Executive Officer	2022	335,995	-	112,500	37,500	7,984	493,979

Michael Handelman	2023	11,050	-	-	-	-	11,050
Chief Financial Officer (6)	2022	-	-	-	-	-	-

Arthur Levine	2023	170,049	-	-	-	14,430	184,479
Former Chief Financial Officer	2022	249,516	-	84,375	28,125	21,755	383,771

Avishai Vaknin	2023	-	-	-	832,000	11,716	843,716
Chief Technology Officer (5)	2022	-	-	-	-	-	-

Richard Dery	2023	77,740	-	-	-	12,544	90,284
Former Chief Commercial Officer	2022	288,484	-	68,750	68,750	21,846	447,830

Cheryl Hanrehan	2023	-	-	-	-		-
Former Chief Operating Officer (3)	2022	143,952	-	84,375	28,125	1,440	257,892

Michael DeVoe	2023	23,365	-	-	-	-	23,365
Former Chief Operating Officer	2022	203,798	-	-	75,000	7,886	286,684

(1)	During 2022, 29,762, 22,321, 68,750, 53,751 and 22,321 shares were granted to Messrs. McConnell, Levine, Dery, Devoe and Ms. Hanrehan. During 2023, in connection with Mr. Vaknin’s employment agreement, the Company granted 325,000 shares of common stock having a fair value of $832,000 ($2.56/share), based upon the quoted closing trading price. This award is subject to various vesting provisions both over time and performance based.

(2)	During the year ended December 31, 2023, the Company paid medical, dental, and vision benefits on behalf of Mr. Levy, Mr. Levine, Mr. Dery, and Mr. Vaknin for amounts totaling $15,170, $8,846, $11,767, and $11,716 respectively. During the year ended December 31, 2023, the Company made matching 401(k) contributions for Messrs. Levy, McConnell, Levine, and Dery for the amounts totaling $6,542, $1,285, $5,584, and $777 respectively.

During the year ended December 31, 2022, the Company paid medical, dental and vision benefits on behalf of Mr. Levy, Mr. Levine, Mr. Dery and Mr. Devoe for amounts totaling $6,253, $13,253, $18,961, and $6,320, respectively. During the year ended December 31, 2022, the Company made matching 401(k) contributions for Messrs. Levy, McConnell, Levine, Dery and Devoe and Ms. Hanrehan for amounts totaling $5,080, $7,984, $8,502, $2,885, $1,566 and $1,440, respectively.

(3)	Ms. Hanrehan resigned from her position as the Company’s Chief Operating Officer on January 17, 2022. Ms. Hanrehan served on the board of directors through May 2023. In 2022, amounts shown under salary includes severance of $118,125. Mr. Devoe resigned from his position June 3, 2022. The amount shown under salary includes severance of $131,250 and $23,365 in 2022 and 2023, respectively. Mr. Dery resigned from his position on December 9, 2022. The amount shown under salary includes severance of $16,659 and $77,740 in 2022 and 2023, respectively.

(4)	Mr. Levy became the Company’s interim Chief Executive Officer on April 24, 2023. Prior to this, Mr. Levy served as the Company’s Vice President of Operations.

(5)	Mr. Vaknin became the Company’s Chief Technology Officer on April 19, 2023.

(6)	Mr. Handelman became the Company’s Chief Financial Officer on August 1, 2023. There is no formal agreement with Mr. Handelman, however, he is paid $5,560 per quarter.

Outstanding Equity Awards at 2023 Fiscal Year-End

The following table shows information concerning compensation of our named executive officers during the year ended December 31, 2023:

		Option Awards			Stock Awards
Name	Grant Date	Equity Incentive Plan Awards: Number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares of stock that have not vested	Market value of shares of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares (#)	Equity incentive plan awards: market or payout value of unearned shares ($)
Avishai Vaknin (1)	April 19, 2023	-	$-	-	-	-	65,000	166,400

(1)	The Company granted 325,000 shares. At December 31, 2023, 80% or 260,000 shares were fully vested. The balance of 65,000 shares are expected to vest in 2024 (10%) and 2025 (10%) ratably in April of each year which is the employment anniversary. The grant date fair value of these shares was $832,000. During the year ended December 31, 2023, the Company recognized an expense of $665,600, the remaining $166,400 is expected to be recognized in 2024 ($83,200) and 2025 ($83,200).

Pension Benefits

The Company does not maintain any defined benefit retirement plans. The Company maintains a 401(k) plan.

COMPENSATION AGREEMENTS

General Overview

We have entered into employment agreements with each of the named executive officers. These agreements include the named executive officer’s initial base salary, an indication of eligibility for an annual cash incentive award opportunity and an opportunity for annual equity grants. In addition, each of our named executive officers has executed a form of our standard confidential information and invention assignment agreement.

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Michael McConnell (former Chief Executive Officer)

On January 9, 2023 (the “McConnell Effective Date”), the Company entered into an amended and restated employment agreement (the “Amended Employment Agreement”) with Michael McConnell. The Employment Agreement supersedes and replaces all previous agreements and understandings. Pursuant to the Employment Agreement, Mr. McConnell will continue serve as the Company’s Chief Executive Officer. The Amended Employment Agreement terminates on April 19, 2024, unless sooner terminated pursuant to the terms of the Amended Employment Agreement. On April 19, 2024, Mr. McConnell’s employment will be renewed automatically for additional one-year terms, unless the Company provides Mr. McConnell with a notice of non-renewal at least 30 days prior to the end of the term.

Pursuant to the Amended Employment Agreement, as compensation for his service as Chief Executive Officer of the Company, Mr. McConnell will receive: a $100,000 base salary per annum as well as stock issuances at the end of each fiscal quarter in the form of options (“Quarterly Options”) to purchase the Company’s common stock. The Quarterly Options together with the Base Salary shall be referred to as the Base Salary. The value of the Quarterly Options shall be $50,000. The number of Quarterly Options shall be calculated in accordance with the Company’s option valuation practices. The exercise price of the Quarterly Options shall be the price of the closing price of the Company’s common stock on the grant date. The Quarterly Options will be vested as of the grant date and exercisable for a period of five years thereafter. The Company may, in its sole discretion, determine to pay Mr. McConnell cash in lieu of the quarterly stock issuance. Mr. McConnell will also be eligible to receive an annual performance bonus if he meets certain pre-determined periodic key performance indicators which bonus may be up to 40% of the Base Salary and the Quarterly Options. Mr. McConnell will also be entitled to receive equity incentive awards under the Company’s incentive plan. The aggregate annual incentive award value that Mr. McConnell would be entitled to receive would be up to 50% of the Base Salary, which will be in the form of restricted stock and options as set forth in the Amended Employment Agreement.

Should Mr. McConnell’s employment with the Company be terminated for Good Reason (as defined in the Amended Employment agreement) or Without Cause (as defined in the Amended Employment Agreement), the Company will (i) continue payment of Mr. McConnell’s Base Salary and the Quarterly Options for 3 months (which shall not be adjusted for any remaining employment term) and (ii) Mr. McConnell will be eligible for COBRA benefits until the earlier of 3 months from the end of the month in which he is terminated or eligibility for benefits with another employer. The Amended Employment Agreement also provides for certain restrictive covenants and non-compete restrictions throughout Mr. McConnell’s employment. Mr. McConnell resigned from the Company on April 20, 2023.

Mr. McConnell resigned from the Company on April 20, 2023. His options terminated 90 days following such resignation.

Arthur Levine (former Chief Financial Officer)

On January 12, 2023, the Company entered into an amended and restated employment agreement (the “Amended Employment Agreement”) with Arthur Levine, the Company’s Chief Financial Officer. The Employment Agreement supersedes and replaces all previous agreements and understandings.

Pursuant to the Amended Employment Agreement, as compensation for his service as Chief Financial Officer of the Company, Mr. Levine received a $150,000 base salary per annum (the “Base Salary”) as well as stock issuances at the end of each fiscal quarter. The value of the quarterly issuance shall be $37,500. The Quarterly Stock Issuance shall be: (i) 50% in the form of options to purchase the Company’s common stock and (ii) 50% in the form of shares of the Company’s restricted common stock. The number of options shall be calculated in accordance with the Company’s option valuation practices and the number of shares shall be calculated based on the price per share at the close on the grant date. The exercise price of the options shall be the price of the closing price of the Company’s common stock on the grant date. The shares and options issued as part of the Quarterly Stock Issuance will be vested as of the grant date and the options shall be exercisable for a period of five years thereafter. The Company in its sole discretion may determine to pay Mr. Levine cash in lieu of the Quarterly Stock Issuance, if paid in cash he will receive a cash payment of $31,250.

Mr. Levine resigned as chief financial officer on July 25, 2023. His options terminated 90 days following such resignation.

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Richard Dery (former Chief Commercial Officer)

We have entered into an employment agreement with Richard Dery pursuant to which on November 2, 2020, he began serving as our Chief Commercial Officer as a consultant. In February 2021, Mr. Dery began serving as a full-time employee in the same role. Under this agreement, Mr. Dery is being paid $275,000 per year and will be entitled to a target annual cash performance bonus equal to 45% of his base salary based on the achievement of certain agreed upon performance indicators. Mr. Dery’s annual salary will automatically increase by 5% on each anniversary of his start date. Mr. Dery was issued 100,000 shares of our common stock as a signing bonus based on a per share price of $1.00 per share, which will vest upon the completion of the Company’s initial public offering. Mr. Dery also be entitled to receive an annual award under the Company’s incentive plan that is equal to 50% of his salary of which 50% of such grant will be in the form of restricted common stock and the remaining 50% will be in in the form of options to purchase common stock. The grants of the restricted common stock under the incentive plan will vest one year from the date of such grant and the options shall vest in equal one-third increments on each anniversary of the date they were granted. The term of Mr. Dery’s employment agreement is for three years, provided that it will renew automatically for additional one year terms unless the Company provides notice of termination at least 30 days prior to the end of the term. The employment agreement provides for salary continuation and benefits for 12 months in the event of termination without cause, or resignation with good reason, as defined (including following a change in control).

Mr. Dery resigned from the Company on December 9, 2022 and on December 14, 2022, the Company and Mr. Dery entered into a Separation Agreement and General Release Agreement. Pursuant to the Separation Agreement, Mr. Dery resigned as Chief Commercial Officer and the Company and Mr. Dery agreed that Mr. Dery’s last day of employment with the Company was December 9, 2022. Pursuant to the Separation Agreement, Mr. Dery also resigned as a member of the Company’s Board. Mr. Dery’s resignation as an officer and a member of the Board of the Company was not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Pursuant to the Separation Agreement, the Company will pay Mr. Dery a total of $92,234 (the “Separation Payment”). The Separation Payment will be paid in accordance with Company’s normal payment practices in equal installments through March 31, 2023. Payment of the Separation Payment will commence on the first regular Company payroll that occurs at least three business days after Mr. Dery’s execution of the Separation Agreement and the expiration of the ADEA-related 7-day ADEA revocation period; and payment of the Separation Payment will continue through the pay period ending March 31, 2023. Pursuant to the Separation Agreement, all issued and unvested equity awards made to Mr. Dery shall vest upon the expiration of the 7-day ADEA revocation period.

In exchange for the payments and benefits provided for in the Separation Agreement, Mr. Dery agreed to a full release to the fullest extent permitted by applicable law of any and all claims and rights against the Company (as well as the Company’s officers, directors, employees and agents).

Michael DeVoe (former Chief Operating Officer)

From January 31, 2022 to June 3, 2022, Mr. Michael DeVoe acted as the Company’s Chief Operating Officer. Mr. DeVoe’s employment agreement included an annual base salary of $225,000 and an ability to be a part of the Company’s bonus program with a yearly bonus potential of 40% of his base salary, which bonus would have been based on the achievement of mutually agreeable objectives to be determined by Mr. DeVoe and the Company.

Mr. DeVoe also received a signing bonus of $75,000 worth of the Company’s common stock (the “Signing Shares”). The number of Signing Shares was based on the closing price of the Company’s stock on January 11, 2022 and as result, Mr. DeVoe received 53,571 Signing Shares which would vest one-half (1/2) on the first anniversary of Mr. DeVoe’s employment start date and one-half (1/2) on the second anniversary of Mr. DeVoe’s employment start date.

Additionally, Mr. DeVoe was entitled to receive equity awards under the Company’s Incentive Compensation Plan equal to 50% of his base salary. Twenty-Five percent (25%) of such grant will be in the form of restricted common stock (the “RCSs”) and the remaining Seventy-Five percent (75%) of such grant will be in the form of options to purchase the Company’s common stock (the “Options”). The RCSs shall vest on the first anniversary of the day they were granted. The Stock Options shall vest in equal one-third (1/3) increments on each anniversary of the day they were granted and shall expire 5 years following their vesting.

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On June 1, 2022 (the “Effective Date”), the Company and Mr. DeVoe entered into a Separation Agreement and Release Agreement (the “Agreement”). Pursuant to the Agreement, upon the eighth day following Mr. DeVoe’s execution of the Agreement and provided he does not revoke the Agreement, Mr. DeVoe will continue to receive his salary through January 31, 2023. Additionally, Mr. DeVoe’s previously awarded signing bonus fully vested, effective June 3, 2022. In exchange for the payments and benefits provided for in the Agreement, Mr. Devoe agreed to a full release to the fullest extent permitted by applicable law of any and all claims and rights against the Company (as well as the Company’s officers, directors, employees and agents).

Avishai Vaknin (Chief Technology Officer)

Effective April 19, 2023, Avishi Vaknin was appointed as the Company’s Chief Technology Officer (“CTO”). Mr. Vaknin will act as CTO for three years. On April 19, 2023, the Company entered into an employment agreement with Mr. Vaknin (the “Agreement). In lieu of a cash salary, Mr. Vaknin will be entitled to Performance Based Restricted Stock Units (“PBRS”). The amount of PBRS issued to Mr. Vaknin will be up to 2,600,000 shares of the Company’s restricted common stock, which issuance is subject to the availability of such shares under the Company’s Equity Incentive Plan. Vesting of the PBRS will be based on achievement of the performance indicators (“Performance Indicators”) identified in Schedule I of the Agreement. Vesting will be deemed to occur once the Board of Directors (the “Board”) certifies the achievement of each Performance Indicator. The Performance Indicators must be achieved according to the timeline set forth in Schedule I or the portions of the PBRS attributable to those Performance Indicators will be forfeited. Mr. Vaknin is eligible to participate in all of the Company’s benefit plans.

On the first anniversary of Mr. Vaknin’s employment, he will begin to receive a salary of $150,000 per year. On the second anniversary of Mr. Vaknin’s employment, this amount will increase to $200,000 per year. No cash salary will be paid unless he meets all “time-based” Performance Indicators set forth in Schedule I of the Agreement within the first year of employment with the Company. Upon presentation of the appropriate documentation in accordance with the Company’s expense reimbursement policies, the Company will reimburse Mr. Vaknin for the reasonable business expenses incurred connection with his employment.

Beginning on the six-month anniversary of Mr. Vaknin’s employment start date (“Employment Start Date”), upon meeting pre-determined periodic Key Performance Indicators (“KPIs”) every calendar year, he will be eligible for a target annual cash bonus of up to $150,000, as adjusted from time to time (pro-rated for the first year of employment). These KPIs will be mutually agreed upon between the Board, or a committee thereof, and Mr. Vaknin within two months of the six-month anniversary of his Employment Start Date and within two months of the beginning of each year thereafter (the “Cash Performance Bonus”). To qualify for the Cash Performance Bonus, Mr. Vaknin must meet all or part of the KPI’s. A partial cash bonus will be available if some but not all KPIs are achieved or other achievements outside of the KPIs are deemed to justify a cash bonus. The KPIs will be separate from the Performance Indicators set forth in Schedule I of the Agreement.

Beginning on the six-month anniversary of his Employment Start date as a “C” level executive of the Company, provided the Company has sufficient available securities, Mr. Vaknin will be entitled to receive equity awards under the Company’s Incentive Plan, (the “Incentive Plan”). The aggregate annual award value under the Incentive Plan will be equal to a target of up to $350,000 worth of Equity Awards, as adjusted from time to time, (the “Grant”), which will be pro-rated for the first year. A partial Grant will be possible if some but not all KPIs are achieved or other achievements outside of the KPIs are deemed to justify a Grant. Twenty-five percent (25%) of such Grant will be in the form of Restricted common stock (the “RCSs”) and the remaining seventy-five percent (75%) of such Grant will be in the form of options to purchase the Company’s common stock (the “Stock Options”). The number of Stock Options shall be calculated in accordance with the Company’s option valuation practices. The RCSs will vest on the first anniversary of the day they were granted. The Stock Options will vest in equal one-third (1/3) increments on each anniversary of the day they were granted. All Equity Awards will be granted to Mr. Vaknin, provided that: (1) at the end of each applicable vesting date, he is still employed by the Company and (2) to the extent he satisfies any KPIs or other performance criteria established by the Incentive Plan. All Stock Options that will be granted to you shall expire 5 years following their vesting. The KPIs will be separate from the Performance Indicators set forth in Schedule I.

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The Agreement may be terminated for Cause (defined below) by the Company before the expiration of the Term if, during the Term of the Agreement, Mr. Vaknin (i) materially violates the provisions of the Non-Competition Agreement or the Confidentiality Agreements; (ii) is convicted of, or pleads nolo contendere to, any crime involving misuse or misappropriation of money or other property of the Company or any felony; (iii) exhibits repeated willful or wanton failure or refusal to perform his duties in furtherance of the Company’s business interest or in accordance with the Agreement, which failure or refusal is not remedied by him within thirty (30) days after notice from the Company; (iv) commits an intentional tort against the Company, which materially adversely affects the business of the Company; (v) commits any flagrant act of dishonesty or disloyalty or any act involving gross moral turpitude, which materially adversely affects the business of the Company; (vi) exhibits immoderate use of alcohol or drugs which, in the opinion of an independent physician selected by the Company, impairs his ability to perform his duties hereunder; or (vii) materially fails to meet the timelines on the pre-determined Performance Indicators on Schedule I (all of the foregoing clauses (i) through (vi) constituting reasons for termination for “Cause”), provided that unsatisfactory business performance of the Company, or mere inefficiency, or good faith errors in judgment or discretion by Mr. Vaknin will not constitute grounds for termination for Cause. In the event of a termination for Cause, the Company, may, by written notice, immediately terminate his employment and, the Company will be obligated only to pay Mr. Vaknin the compensation due to him up to the date of termination, all accrued, vested or earned benefits under any applicable benefit plan and any other compensation to which he is entitled up to and ending on the date of his termination.

The Company may terminate Mr. Vaknin’s employment without Cause. Should termination without cause occur by the Company or for Good Reason by Mr. Vaknin, the Company will (i) continue payment of his base salary for 3 months (which shall not be adjusted for any remaining employment term) and (ii) he will be entitled to COBRA benefits until the earlier of 3 months from the end of the month in which he is terminated or eligibility for benefits with another employer. Good Reason (including following a change in control) means (i) reduction in his base salary, (ii) material reduction in responsibilities or job title, or (iii) Company requiring Mr. Vaknin to relocate more than 50 miles from the Company’s executive office.

In the event of any termination of the Agreement with or without cause, all further vesting of Mr. Vaknin’s outstanding equity awards or bonuses, as well as all payments of compensation by the Company to him will terminate immediately (except as to amounts already earned and vested). Upon a termination without cause by the Company, 25% of the outstanding unvested PBRS will immediately vest.

Yehuda Levy (Interim Chief Executive Officer)

Effective April 24, 2023, Yehuda Levy was appointed as the Company’s interim Chief Executive Officer (“CEO”). Mr. Levy will act as interim CEO until his successor is duly appointed. Mr. Levy is the founder of EzFill FL, LLC, which was sold to the Company in 2019. Since then, Mr. Levy has served in various roles at the Company; most recently, he acted as the Company’s Vice-President of Operations. On April 24, 2023, the Company entered into an employment agreement (the “Levy Agreement”) with Yehuda Levy. Pursuant to the Levy Agreement, Mr. Levy will act as the Company’s interim CEO for an initial term of one year (“Term”), which may be extended by the company and Mr. Levy in writing, if not extended then the term shall continue on a month-to-month basis. If a full time CEO is chosen, Mr. Levy’s title shall be converted to Chief Operating Officer for the remainder of the term at the same salary. For his position as interim CEO, Mr. Levy will receive an annual base salary of $200,000, less applicable taxes, deductions, and withholdings, and subject to periodic review (“Base Salary”). Upon presentation of appropriate documentation in accordance with the Company’s expense reimbursement policies, the Company will reimburse Mr. Levy for the reasonable business expenses incurred in connection with his employment. He is eligible to participate in all of the Company’s benefit plans, at no cost to Mr. Levy.

Upon meeting pre-determined periodic Key Performance Indicators (“KPIs”) every calendar year, Mr. Levy will be eligible for a target annual cash bonus of up to $50,000, as adjusted from time to time, which will be pro-rated for the first year. Mr. Levy’s KPIs will be mutually agreed upon the Board, or a committee thereof, and Mr. Levy within two months of the six-month anniversary of his Employment Start Date and within two months of the beginning of each year thereafter (the “Cash Performance Bonus”). To qualify for the Cash Performance Bonus, Mr. Levy must meet all or a part of the KPIs. A partial cash bonus will be possible if some but not all KPIs are achieved or other achievements outside of the KPI’s are deemed to justify a cash bonus.

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As a “C” level executive of the Company, and provided the Company has sufficient available securities Mr. Levy will be entitled to receive equity awards under the Company’s Incentive Plan (the “Incentive Plan”). The aggregate annual award value under the Incentive Plan will be equal to a target of up to $50,000 worth of Equity Awards, as adjusted from time to time, (the “Grant”), which will be pro- rated for the first year. A partial Grant will be possible if some but not all KPIs are achieved or other achievements outside of the KPIs are deemed to justify a Grant. Twenty-five percent (25%) of such Grant will be in the form of Restricted common stock (the “RCSs”) and the remaining seventy-five percent (75%) of such Grant will be in the form of options to purchase the Company’s common stock (the “Stock Options”). The number of Stock Options shall be calculated in accordance with the Company’s option valuation practices. The RCSs will vest on the first anniversary of the day they were granted. The Stock Options will vest in equal one-third (1/3) increments on each anniversary of the day they were granted. All Equity Awards will be granted to Mr. Levy, provided that: (1) at the end of each applicable vesting date, he is still employed by the Company; and (2) to the extent he satisfy any KPIs or other performance criteria established by the Incentive Plan. All Stock Options that will be granted to Mr. Levy will expire 5 years following their vesting.

The Levy Agreement may be terminated for Cause (as defined below) by the Company before the expiration of the Term provided for herein if, during the Term of the Levy Agreement, Mr. Levy (i) materially violates the provisions of the Non-Competition Agreement or the Confidentiality Agreements; (ii) is convicted of, or pleads nolo contendere to, any crime involving misuse or misappropriation of money or other property of the Company or any felony; (iii) exhibits repeated willful or wanton failure or refusal to perform his duties in furtherance of the Company’s business interest or in accordance with the Levy Agreement, which failure or refusal is not remedied by Mr. Levy within thirty (30) days after notice from the Company; (iv) commits an intentional tort against the Company, which materially adversely affects the business of the Company; (v) commits any flagrant act of dishonesty or disloyalty or any act involving gross moral turpitude, which materially adversely affects the business of the Company; or (vi) exhibits immoderate use of alcohol or drugs which, in the opinion of an independent physician selected by the Company, impairs Mr. Levy’s ability to perform his duties hereunder (all of the foregoing clauses (i) through (vi) constituting reasons for termination for “Cause”), provided that unsatisfactory business performance of the Company, or mere inefficiency, or good faith errors in judgment or discretion by Mr. Levy shall not constitute grounds for termination for Cause hereunder. In the event of a termination for Cause, the Company may by written notice immediately terminate his employment and, in that event, the Company will be obligated only to pay the compensation due to him up to the date of termination, all accrued, vested or earned benefits under any applicable benefit plan and any other compensation to which Mr. Levy is entitled up to and ending on the date of his termination.

The Company may terminate Mr. Levy’s employment without Cause. Upon Termination Without Cause by the Company or for Good Reason by Mr. Levy, the Company will (i) continue payment of his Base Salary for 3 months (which shall not be adjusted for any remaining employment term) and (ii) he will be entitled to COBRA benefits until the earlier of 3 months from the end of the month in which he is terminated or eligibility for benefits with another employer. Good Reason (including following a change in control) shall mean (i) reduction in Mr. Levy’s base salary, (ii) material reduction in responsibilities or job title, or (iii) Company requiring relocation more than 50 miles from the Company’s executive office.

In the event of any termination of the Levy Agreement with or without cause, all further vesting of Mr. Levy’s outstanding equity awards or bonuses, as well as all payments of compensation by the Company to him thereunder will terminate immediately (except as to amounts already earned and vested).

Payments Made Upon Termination

Mr. Dery ceased to be an employee of the Company on December 9, 2022. On December 14, 2022, the Company and Mr. Dery entered into a Separation Agreement and General Release Agreement the (“Separation Agreement”). Pursuant to the Separation Agreement, the Company will pay Mr. Dery a total of $92,234 (the “Separation Payment”). The Separation Payment will be paid in accordance with Company’s normal payment practices in equal installments through March 31, 2023.

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If Mr. Vaknin’s employment with the Company is terminated without cause occur by the Company or for Good Reason by Mr. Vaknin, the Company will (i) continue payment of his base salary for 3 months (which shall not be adjusted for any remaining employment term) and (ii) he will be entitled to COBRA benefits until the earlier of 3 months from the end of the month in which he is terminated or eligibility for benefits with another employer. Good Reason (including following a change in control) means (i) reduction in his base salary, (ii) material reduction in responsibilities or job title, or (iii) Company requiring Mr. Vaknin to relocate more than 50 miles from the Company’s executive office.

If Mr. Levy’s employment with the Company is terminated without cause occur by the Company or for Good Reason by Mr. Vaknin by Mr. Levy, the Company will (i) continue payment of his Base Salary for 3 months (which shall not be adjusted for any remaining employment term) and (ii) he will be entitled to COBRA benefits until the earlier of 3 months from the end of the month in which he is terminated or eligibility for benefits with another employer. Good Reason (including following a change in control) shall mean (i) reduction in Mr. Levy’s base salary, (ii) material reduction in responsibilities or job title, or (iii) Company requiring relocation more than 50 miles from the Company’s executive office.

Term and Termination.

Under Mr. Vaknin’s employment agreement, Mr. Vaknin will serve as the Company’s Chief Technology Officer for a term of three years commencing on April 19, 2023.

Under Mr. Levy’s employment agreement, Mr. Levy will serve as the Company’s interim Chief Executive Officer for a term of one year, which may be extended by the company and Mr. Levy in writing, if not extended then the term shall continue on a month-to-month basis. If a full-time CEO is chosen, Mr. Levy’s title shall be converted to Chief Operating Officer for the remainder of the term at the same salary.

Termination by the Company for Cause

Mr. Levy may be terminated by the Company immediately and without notice for “Cause.” “Cause” shall mean: (i) materially violates the provisions of the Non-Competition Agreement or the Confidentiality Agreements; (ii) is convicted of, or pleads nolo contendere to, any crime involving misuse or misappropriation of money or other property of the Company or any felony; (iii) exhibits repeated willful or wanton failure or refusal to perform his duties in furtherance of the Company’s business interest or in accordance with the agreement, which failure or refusal is not remedied by the Employee within thirty (30) days after notice from the Company; (iv) commits an intentional tort against the Company, which materially adversely affects the business of the Company; (v) commits any flagrant act of dishonesty or disloyalty or any act involving gross moral turpitude, which materially adversely affects the business of the Company; or (vi) exhibits immoderate use of alcohol or drugs which, in the opinion of an independent physician selected by the Company, impairs the Employee’s ability to perform his duties thereunder.

Termination Without Cause or for Good Reason (including following Change in Control)

The Company may terminate Mr. Levy’s employment without Cause. Upon Termination Without Cause by the Company or for Good Reason by Mr. Levy, the Company will (i) continue payment of his Base Salary for 3 months (which shall not be adjusted for any remaining employment term) and (ii) he will be entitled to COBRA benefits until the earlier of 3 months from the end of the month in which he is terminated or eligibility for benefits with another employer. Good Reason (including following a change in control) shall mean (i) reduction in Mr. Levy’s base salary, (ii) material reduction in responsibilities or job title, or (iii) Company requiring relocation more than 50 miles from the Company’s executive office.

Voluntary Termination

In the event of voluntary resignation on Mr. Levy’s part, all further vesting of his outstanding equity awards or bonuses, as well as all payments of compensation by the Company to him thereunder will terminate immediately (except as to amounts already earned and vested).

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Death and Disability

In the event of death during the Term, employment shall terminate immediately. If, during the Term, the executive shall suffer a “Disability” within the meaning of Section 22(e)(3) of the Code, the Company may terminate employment. In the event employment is terminated due to death or Disability, the executive (or the executive’s estate in case of death) shall be eligible to receive the separation benefits (in lieu of any severance payments): all unpaid Base Salary amounts and any earned and unpaid bonus, and all fully vested equity awards.

EQUITY COMPENSATION PLAN INFORMATION

The following table contains summary information as of December 31, 2023 concerning the Company’s 2022 Equity Incentive Plan and 2023 Equity Incentive Plan, each of which was approved by our stockholders.

Equity Compensation Plans Approved by Security Holders	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of shares remaining available for future issuance under equity compensation plan
2022 Equity Incentive Plan	0	-	0
2023 Equity Incentive Plan	0	-	2,439,845

2023 DIRECTOR COMPENSATION TABLE

The following table provides the total compensation for each person who served as a non-employee member of our Board of Directors during fiscal year 2023, including all compensation awarded to, earned by or paid to each person who served as a non-employee director for some portion or all of fiscal year 2023:

Name	Fees earned or paid in cash $	Stock awards ($)		Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Daniel Arbour	$3,000	$148,333	(1)	$-	$-	$-	$-	$151,333
Bennett Kurtz	$-	$130,000	(2)	$-	$-	$-	$-	$130,000
Jack Leibler	$-	$130,000	(2)	$-	$-	$-	$-	$130,000
Sean Oppen	$-	$130,000	(2)	$-	$-	$-	$-	$130,000
Allen Weiss (3)	$8,250	$230,000		$-	$-	$-	$-	$238,250
Jack Levine (3)	$15,000	$130,000		$-	$-	$-	$-	$145,000
Luis Reyes (3)	$14,250	$130,000		$-	$-	$-	$-	$144,250
Mark Lev (3)	$9,500	$130,000		$-	$-	$-	$-	$139,500
Cheryl Hanrehan (4)	$4,750	$130,000		$-	$-	$-	$-	$134,750

(1)	Mr. Arbour received two stock awards for services having grant date fair values of $40,000 in February 2023 (vested immediately) and $130,000 in June 2023 (vesting ratably through the annual meeting then expected to be held in June 2024).
(2)	These stock awards had a grant date fair value of $130,000 each. These directors are vesting in these awards through the next annual meeting in June 2024.
(3)	These members each received stock awards in June 2023, however, they all resigned in July 2023. None of these awards vested.
(4)	Resigned in May 2023.

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In 2023, the Company paid an annual fee of $130,000 in stock to each member of the Board of Directors based upon their expected one-year service period (subject to pro-ration based upon start date). Each agreement is evaluated at the annual board meeting to determine continuing service and compensation amounts. Additionally, members are paid cash fees for their participation on various committees. Audit Committee Chair receives $10,000 per year (Kurtz), each member receives $5,000 per year (Leibler and Oppen). Compensation Committee Chair receives $7,500 per year (Oppen), each member receives $3,000 per year (Kurtz and Leibler). Nominating/Governance Committee Chair receives $6,000 per year (Leibler), each member receives $5,000 (Kurtz and Oppen). As it pertains to the stock-based awards, the members shall not sell any shares of the Company’s common stock that they receive for six months from receipt of such shares. The agreement also provides that the Company will reimburse the director reasonable documented expenses relating to the director’s attendance at meetings of the board and reasonable out of pocket expenses incurred in connection with the performance of the director’s duties as a member of the board. We do not provide any deferred compensation, health or other personal benefits to our directors. We reimburse each director for reasonable out-of-pocket expenses incurred to attend Board and committee meetings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s common stock as of the Record Date by:

(i)	each named executive officer and director;
(ii)	all executive officers and directors of the Company as a group; and
(iii)	all those known by the Company to be beneficial owners of more than 5% of its common stock.

Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 6,340,765 shares of common stock issued and outstanding on the Record Date, adjusted as required by rules promulgated by the SEC.

Name of Beneficial Owner (1)	Shares of Common Stock Beneficially Owned	Percentage(2)
Beneficial Owners of more than 5%:
Michael D. Farkas (3)	4,852,150	65.1%
Named Executive Officers and Directors:
Yehuda Levy	18,270	*
Michael Handelman	-	-
Avi Vaknin	64,713	1.1%
Daniel Arbour	27,697	*
Jack Leibler	21,886	*
Bennett Kurtz	21,036	*
Sean Oppen	44,755	*

All Executive Officers and Directors as a Group (7 persons)	198,357	3.2%

*Less than 1%

(1)	The address of each of the officers and directors is 67 NW 183rd St., Miami, FL 33169. Mr. Farkas’ address is 1221 Brickell Avenue, Ste. 900, Miami, FL 33131.

(2)	The calculation in this column is based upon 6,340,765 shares of common stock outstanding on the Record Date. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to the subject securities. Shares of common stock that are currently exercisable or exercisable within 60 days of the Record Date are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage beneficial ownership of such person, but are not treated as outstanding for the purpose of computing the percentage beneficial ownership of any other person. On the Record Date, there were 6,340,765 shares of our common stock, 363,000 shares of Series A Preferred Stock and 140,000 shares of Series B Preferred Stock outstanding. To calculate a stockholder’s percentage of beneficial ownership, we include in the numerator and denominator the common stock outstanding, Series A Preferred Stock, Series B Preferred Stock and all shares of our common stock issuable to that person in the event of the exercise of outstanding warrants and other derivative securities owned by that person which are exercisable within 60 days of the Record Date. Common stock warrants and derivative securities held by other stockholders are disregarded in this calculation. Therefore, the denominator used in calculating beneficial ownership among our stockholders may differ. Unless we have indicated otherwise, each person named in the table has sole voting power and sole investment power for the shares listed opposite such person’s name.

(3)	Includes (i) 154,827 shares of common stock held by SIF Energy LLC, (ii) 3,951,321 shares of common stock held by NextNRG, (iii) 26,578 shares of common stock held by Balance Labs, Inc. Also includes 719,424 shares which may be issued upon the conversion of 140,000 shares of Series B Preferred Stock held by NextNRG, each with a stated value of $10.00 per share, at 70% of $2.78 (the minimum price on the date of issuance). Michael D. Farkas has voting and investment control of the shares of common stock held by Farkas Brothers, LLC, SIF Energy LLC, NextNRG Holding Corp and Balance Labs, Inc.

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DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely upon review of the copies of such reports filed with the SEC and written representations that no other reports were required, during the fiscal year ended December 31, 2023 all Section 16(a) filing requirements applicable to the Company’s officers, directors and holders of more than 10% of the Company’s common stock were satisfied, except as follows: (i) each of Messrs. Arbour, Avishai, Handelman, Leibler and Oppen failed to timely file a Form 3; and (ii) each of Messrs. Arbour, Avishai, Leibler and Oppen failed to timely file one Form 4 (with respect to one transaction).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Our Audit Committee has responsibility for reviewing and, if appropriate, for approving any related party transactions that would be required to be disclosed pursuant to applicable SEC rules.

Related Party Agreement with Company owned by Daniel Arbour

On February 15, 2023, the Company entered into a consulting agreement (the “Consulting Agreement”) with Mountain Views Strategy Ltd (“Mountain Views”). Daniel Arbour (who as set forth above became a member of the Board on February 10, 2023) is the principal and founder of Mountain Views. Pursuant to the Consulting Agreement, Mountain Views agrees to provide services as an outsourced chief revenue officer. Pursuant to the Consulting Agreement, the Company will pay Mountain Views $13,000 per month and cover other certain expenses. The term of the Consulting Agreement is for twelve months from the Effective Date. However, either party may terminate the Consulting Agreement on two weeks written notice to the other party.

Effective May 15, 2023, the Company and Mountain Views entered into an amendment (the “Amendment to the Consulting Agreement”) to the Consulting Agreement. As previously reported on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 16, 2023, Mr. Arbour, a member of the Company’s Board of Directors, is the principal and founder of Mountain Views.

The Consulting Agreement was amended to revise the scope of services that will be provided and to bring the Consulting Fees to $5,000 per month.

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Related Party Agreement with Company owned by Avishai Vaknin

On April 19, 2023 (the “Effective Date”), the Company entered into a services agreement (the “Services Agreement”) with Telx Computers Inc. (“Telx”). Avishai Vaknin is the Chief Executive Officer of Telx and its sole shareholder. Pursuant to the Services Agreement, Telx agreed to provide the services listed in Exhibit A of the Services Agreement, which generally entails overseeing all matters relating to the Company’s technology. Pursuant to the Services Agreement, the Company will pay Telx $10,000 per month and cover other pre-approved expenses. The term of the Services Agreement is for twelve months from the Effective Date however, the Company may terminate the Services Agreement with written notice to the other party.

Notes Payable Related Party

On July 5, 2023, the Company and NextNRG entered into a promissory note (the “July Note”) for the sum of $440,000 (the “July Loan”). The July Note has an original issue discount (“OID”) equal to $40,000, which is 10% of the aggregate original principal amount of the July Loan. The unpaid principal balance of the July Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the July Note will begin to accrue interest on the entire balance at 18% per annum.

The July Notes funds were disbursed in two payments. First, $200,000 (net of OID) was disbursed to the Company on the date the July Note was executed and, the balance of $200,000 (net of OID) was disbursed to the Company on July 18, 2023. The July Note, along with accrued interest, was due on September 5, 2023 (the “July Note Maturity Date”). The July Note Maturity Date will automatically be extended for two month periods, unless NextNRG sends 10 days written notice, prior to end of any two month period, that it does not wish to extend the note, at which point the end of the then current two month period shall be the July Note Maturity Date.

If the Company defaults on the July Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG has the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the July Note into shares of the Company’s common stock. The conversion price will be the average closing price over the 10 trading days ending on the date of conversion.

On August 2, 2023, the Company and NextNRG entered into a promissory note (the “First August Note”) for the sum of $440,000 (the “First August Loan”). The First August Note has an OID equal to $40,000, which is 10% of the aggregate original principal amount of the First August Loan. The unpaid principal balance of the First August Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the First August Note will begin to accrue interest on the entire balance at 18% per annum.

The First August Note’s funds were disbursed in four payments of $110,000 factoring in the OID. The payments were disbursed on August 2, 2023, August 10, 2023, August 18, 2023 and August 26, 2023. The First August Note, along with accrued interest, was due on October 2, 2023 (the “First August Note Maturity Date”). The First August Note Maturity Date will automatically be extended for two month periods, unless NextNRG sends 10 days written notice, prior to end of any two month period, that it does not wish to extend the note, at which point the end of the then current two month period shall be the First August Note Maturity Date.

If the Company defaults on the First August Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG has the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the First August Note into shares of the Company’s common stock. The conversion price will be the average closing price over the 10 trading days ending on the date of conversion.

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On August 23, 2023, Company and NextNRG entered into a promissory note (the “Second August Note”) for the sum of $110,000 (the “Second August Loan”). The Second August Note has an OID equal to $10,000, which is 10% of the aggregate original principal amount of the Second August Loan. The unpaid principal balance of the Second August Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the Second August Note will begin to accrue interest on the entire balance at 18% per annum.

The Second August Note, along with accrued interest, was due on October 23, 2023 (the “Second August Note Maturity Date”). The Second August Note Maturity Date will automatically be extended for two month periods, unless NextNRG sends 10 days written notice, prior to end of any two month period, that it does not wish to extend the note, at which point the end of the then current two month period shall be the Second August Note Maturity Date.

If the Company defaults on the Second August Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) Next has the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the Second August Note into shares of the Company’s common stock. The conversion price will be the average closing price over the 10 trading days ending on the date of conversion.

On August 30, 2023, Company and NextNRG entered into a promissory note (the “Third August Note”) for the sum of $165,000 (the “Third August Loan”). The Third August Note has an OID equal to $15,000, which is 10% of the aggregate original principal amount of the Third August Loan. The unpaid principal balance of the Third August Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the Third August Note will begin to accrue interest on the entire balance at 18% per annum.

Unless the Third August Note is otherwise accelerated or extended in accordance with the terms and conditions therein, the balance of the Third August Note, along with accrued interest, will be due on October 30, 2023 (the “Third August Note Maturity Date”). The Third August Note Maturity Date will automatically be extended for two month periods, unless NextNRG sends 10 days written notice, prior to the end of any two month period, that it does not wish to extend the Third August Note, at which point the end of the then current two month period shall be the Third August Note Maturity Date.

If the Company defaults on the Third August Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the Third August Note into shares of the Company’s common stock. The conversion price will be the average closing price over the 10 trading days ending on the date of conversion.

On September 6, 2023, the Company and NextNRG entered into a promissory note (the “First September Note”) for the sum of $220,000 (the “First September Loan”). The First September Note has an OID equal to $20,000, which is 10% of the aggregate original principal amount of the First September Loan. The unpaid principal balance of the First September Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the First September Note will begin to accrue interest on the entire balance at 18% per annum.

Unless the First September Note is otherwise accelerated or extended in accordance with the terms and conditions therein, the balance of the First September Note, along with accrued interest, will be due on November 6, 2023 (the “First September Note Maturity Date”). The First September Note Maturity Date will automatically be extended for two month periods, unless NextNRG sends 10 days written notice, prior to the end of any two month period, that it does not wish to extend the First September Note, at which point the end of the then current two month period shall be the First September Note Maturity Date.

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If the Company defaults on the First September Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the First September Note into shares of the Company’s common stock. The conversion price will be the average closing price over the 10 trading days ending on the date of conversion.

On September 13, 2023, the Company and NextNRG entered into a promissory note (the “Second September Note”) for the sum of $110,000 (the “Second September Loan”). The Second September Note has an original issue discount (“OID”) equal to $10,000, which is 10% of the aggregate original principal amount of the Second September Loan. The unpaid principal balance of the Second September Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the Second September Note will begin to accrue interest on the entire balance at 18% per annum.

Unless the Second September Note is otherwise accelerated or extended in accordance with the terms and conditions therein, the balance of the Second September Note, along with accrued interest, will be due on November 13, 2023 (the “Second September Note Maturity Date”). The Second September Note Maturity Date will automatically be extended for two month periods, unless NextNRG sends 10 days written notice, prior to the end of any two month period, that it does not wish to extend the Second September Note, at which point the end of the then current two month period shall be the Second September Note Maturity Date.

If the Company defaults on the Second September Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the Note into shares of the Company’s common stock. The conversion price will be the average closing price over the 10 trading days ending on the date of conversion.

On December 4, 2023, the Company and NextNRG entered into a promissory note (the “First December 2023 Note”) for the sum of $220,000 (the “First December 2023 Loan”). The First December 2023 Note has an OID equal to $20,000, which is 10% of the aggregate original principal amount of the First December 2023 Loan. The unpaid principal balance of the First December 2023 Note has a fixed rate of interest of 8% per year for the first nine months, afterward, the First December 2023 Note will begin to accrue interest on the entire balance at 18% per year.

Unless the First December 2023 Note is otherwise accelerated or extended in accordance with the terms and conditions therein, the balance of the First December 2023 Note, along with accrued interest, will be due on February 4, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the First December 2023 Note, at which point the end of the then current 2 month period shall be the maturity date.

If the Company defaults on the First December 2023 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the First December 2023 Note into shares of the Company’s common stock. The conversion price will be the average closing price over the 10 trading days ending on the date of conversion.

On December 13, 2023, the Company and NextNRG entered into a promissory note (the “Second December 2023 Note”) for the sum of $165,000 (the “Second December 2023 Loan”). The Second December 2023 Note has an OID equal to $15,000, which is 10% of the aggregate original principal amount of the Second December 2023 Loan. The unpaid principal balance of the Second December 2023 Note has a fixed rate of interest of 8% per year for the first nine months, afterward, the Second December 2023 Note will begin to accrue interest on the entire balance at 18% per year.

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Unless the Second December 2023 Note is otherwise accelerated or extended in accordance with the terms and conditions therein, the balance of the Second December 2023 Note, along with accrued interest, will be due on February 13, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the Second December 2023 Note, at which point the end of the then current 2 month period shall be the maturity date.

If the Company defaults on the Second December 2023 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the Second December 2023 Note into shares of the Company’s common stock. The conversion price will be the average closing price over the 10 trading days ending on the date of conversion.

On December 18, 2023, the Company and NextNRG entered into a promissory note (the “Third December 2023 Note”) for the sum of $110,000 (the “Third December 2023 Loan”). The Third December 2023 Note has an OID equal to $10,000, which is 10% of the aggregate original principal amount of the Third December 2023 Loan. The unpaid principal balance of the Third December 2023 Note has a fixed rate of interest of 8% per year for the first nine months, afterward, the Third December 2023 Note will begin to accrue interest on the entire balance at 18% per year.

Unless the Third December 2023 Note is otherwise accelerated or extended in accordance with the terms and conditions therein, the balance of the Third December 2023 Note, along with accrued interest, will be due on February 18, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the Third December 2023 Note, at which point the end of the then current 2 month period will be the maturity date.

If the Company defaults on the Third December 2023 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the Third December 2023 Note into shares of the Company’s common stock. The conversion price will be the average closing price over the 10 trading days ending on the date of conversion.

On December 20, 2023, the Company and NextNRG entered into a promissory note (the “Fourth December 2023 Note”) for the sum of $55,000 (the “Fourth December 2023 Loan”). The Fourth December 2023 Note has an OID equal to $5,000, which is 10% of the aggregate original principal amount of the Fourth December 2023 Loan. The unpaid principal balance of the Fourth December 2023 Note has a fixed rate of interest of 8% per year for the first nine months, afterward, the Fourth December 2023 Note will begin to accrue interest on the entire balance at 18% per year.

Unless the Fourth December 2023 Note is otherwise accelerated or extended in accordance with the terms and conditions therein, the balance of the Fourth December 2023 Note, along with accrued interest, will be due on February 20, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the Fourth December 2023 Note, at which point the end of the then current 2 month period will be the maturity date.

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If the Company defaults on the Fourth December 2023 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the Fourth December 2023 Note into shares of the Company’s common stock. The conversion price will be the average closing price over the 10 trading days ending on the date of conversion.

On December 27, 2023, the Company and NextNRG entered into a promissory note (the “Fifth December 2023 Note”) for the sum of $165,000 (the “Fifth December 2023 Loan”). The Fifth December 2023 Note has an OID equal to $15,000, which is 10% of the aggregate original principal amount of the Fifth December 2023 Loan. The unpaid principal balance of the Fifth December 2023 Note has a fixed rate of interest of 8% per year for the first nine months, afterward, the Fifth December 2023 Note will begin to accrue interest on the entire balance at 18% per year.

Unless the Fifth December 2023 Note is otherwise accelerated or extended in accordance with the terms and conditions therein, the balance of the Fifth December 2023 Note, along with accrued interest, will be due on December 27, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the Fifth December 2023 Note, at which point the end of the then current 2 month period will be the maturity date.

If the Company defaults on the Fifth December 2023 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the Fifth December 2023 Note into shares of the Company’s common stock. The conversion price will be the average closing price over the 10 trading days ending on the date of conversion. Subject to the adjustments described in the Fifth December 2023 Note, the conversion price will be the greater of (a) $3.05; or (b) $0.50.

On January 5, 2024, the Company and NextNRG entered into a promissory note (the “January 2024 Note”) for the sum of $110,000 (the “January 2024 Loan”). The January 2024 Note has an OID equal to $10,000, which is 10% of the aggregate original principal amount of the January 2024 Loan. The unpaid principal balance of the January 2024 Note has a fixed rate of interest of 8% per year for the first nine months, afterward, the January 2024 Note will begin to accrue interest on the entire balance at 18% per year.

Unless the January 2024 Note is otherwise accelerated or extended in accordance with the terms and conditions therein, the balance of the January 2024 Note, along with accrued interest, will be due on March 5, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the January 2024 Note, at which point the end of the then current 2 month period will be the maturity date.

If the Company defaults on the January 2024 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the Note into shares of the Company’s common stock. The conversion price will be the average closing price over the 10 trading days ending on the date of conversion. Subject to the adjustments described in the January 2024 Note, the conversion price shall equal the greater of (a) $3.05; or (b) $0.50.

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On January 11, 2024, the Company and NextNRG entered into a global amendment (“Global Amendment 1”) to the promissory notes dated as of July 5, 2023; August 2, 2023; August 30, 2023; September 6, 2023; September 13, 2023; November 3, 2023; November 21, 2023; December 4, 2023; December 13, 2023; December 18, 2023; and December 20, 2023 (each a “Note” and collectively the “Notes”).

Global Amendment 1 revised Section 8, Events of Default, to add:

The conversion price (as adjusted, the “Conversion Price”) shall equal the greater of the average VWAP over the ten (10) Trading Day period prior to the conversion date; or (b) $1.75 (the “Floor Price”). Notwithstanding anything to the contrary contained in this Note the Lender and the Borrower agree that the total cumulative number of Common Shares issued to Lender hereunder together with all other Transaction Documents may not exceed the requirements of Nasdaq Listing Rule 5635(d) (“Nasdaq 19.99% Cap”), except that such limitation will not apply following Shareholder Approval. If the Borrower is unable to obtain Shareholder Approval to issue Common Shares to the Lender in excess of the Nasdaq 19.99% Cap, any remaining outstanding balance of this Note must be repaid in cash at the request of the Lender.

Global Amendment 1 also added Section 10.15, Adjustment Due to Stock Split by Borrower, which provides that the number of shares and the price for any conversion under the Notes will be adjusted by the same ratios or multipliers of any reverse split the Company effects.

Also on January 11, 2024, the Company and NextNRG entered into a global amendment (“Global Amendment 2”) to the promissory notes dated as of December 27, 2023 and January 8, 2023.

Global Amendment 2 revised Section 8, Events of Default, to remove the final paragraph and replace the paragraph with:

The conversion price (as adjusted, the “Conversion Price”) shall equal the greater of the average VWAP over the ten (10) Trading Day period prior to the conversion date; or (b) $1.75 (the “Floor Price”). Notwithstanding anything to the contrary contained in this Note the Lender and the Borrower agree that the total cumulative number of Common Shares issued to Lender hereunder together with all other Transaction Documents may not exceed the requirements of Nasdaq Listing Rule 5635(d) (“Nasdaq 19.99% Cap”), except that such limitation will not apply following Shareholder Approval. If the Borrower is unable to obtain Shareholder Approval to issue Common Shares to the Lender in excess of the Nasdaq 19.99% Cap, any remaining outstanding balance of this Note must be repaid in cash at the request of the Lender.

On January 16, 2024, the Company and NextNRG entered into a promissory note (the “January Next Note”) for the sum of $165,000 (the “January Next Loan”). The January Next Note has an OID equal to $15,000, which is 10% of the aggregate original principal amount of the January Next Loan. The unpaid principal balance of the January Next Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the Note will begin to accrue interest on the entire balance at 18% per annum.

Unless the January Next Note is otherwise accelerated or extended in accordance with the terms and conditions therein, the balance of the January Next Note, along with accrued interest, will be due on March 16, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period that it does not wish to extend the January Next Note, at which point the end of the then current 2 month period will be the maturity date.

If the Company defaults on the January Next Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the January Next Note into shares of the Company’s common stock. The conversion price will be the average closing price over the 10 trading days ending on the date of conversion. Subject to the adjustments described in the January Next Note, the conversion price will be the greater of (a) $3.05; or (b) $1.75.

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Pursuant to the January Next Note, the total cumulative number of shares issued to NextNRG  may not exceed the requirements of Nasdaq Listing Rule 5635(d) (“Nasdaq 19.99% Cap”), except that such limitation will not apply following Shareholder Approval. If the Company is unable to obtain Shareholder Approval to issue shares to NextNRG in excess of the Nasdaq 19.99% Cap, any remaining outstanding balance of this Note must be repaid in cash at NextNRG’s request.

On February 7, 2024, the Company and NextNRG entered into a promissory note (the “First February 2024 Note”) for the sum of $165,000 (the “First February 2024 Loan”) to be used for the Company’s working capital needs. The First February 2024 Note has an original issue discount (“OID”) equal to $15,000, which is 10% of the aggregate original principal amount of the First February 2024 Loan. The unpaid principal balance of the First February 2024 Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the First February 2024 Note will begin to accrue interest on the entire balance at 18% per annum.

Unless the First February 2024 Note is otherwise accelerated or extended in accordance with the terms and conditions therein, the balance of the First February 2024 Note, along with accrued interest, will be due on April 7, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the First February 2024 Note, at which point the end of the then current 2 month period will be the maturity date.

If the Company defaults on the First February 2024 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the First February 2024 Note into shares of the Company’s common stock. The conversion price will equal the greater of the average VWAP over the ten (10) trading day period prior to the conversion date; or $1.75.

On February 20, 2024, the Company and NextNRG entered into a promissory note (the “Second February 2024 Note”) for the sum of $165,000 (the “Second February 2024 Loan”) to be used for the Company’s working capital needs. The Second February 2024 Note has an OID equal to $15,000, which is 10% of the aggregate original principal amount of the Second February 2024 Loan. The unpaid principal balance of the Second February 2024 Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the Second February 2024 Note will begin to accrue interest on the entire balance at 18% per annum.

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Unless the Second February 2024 Note is otherwise accelerated or extended in accordance with the terms and conditions therein, the balance of the Second February 2024 Note, along with accrued interest, will be due on April 20, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the Second February 2024 Note, at which point the end of the then current 2 month period will be the maturity date.

If the Company defaults on the Second February 2024 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the Second February 2024 Note into shares of the Company’s common stock. The conversion price will be the greater of the average VWAP over the ten (10) trading day period prior to the conversion date; or $1.75. The conversion price will not exceed $3.85 per share.

On February 29, 2024, the Company and NextNRG entered into a promissory note (the “Third February 2024 Note”) for the sum of $165,000 (the “Third February 2024 Loan”) to be used for the Company’s working capital needs, which has an effective date of February 28, 2024. The Third February 2024 Note has an OID equal to $15,000, which is 10% of the aggregate original principal amount of the Third February 2024 Loan. The unpaid principal balance of the Third February 2024 Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the Third February 2024 Note will begin to accrue interest on the entire balance at 18% per annum.

Unless the Third February 2024 Note is otherwise accelerated or extended in accordance with the terms and conditions therein, the balance of the Third February 2024 Note, along with accrued interest, will be due on April 28, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the Third February 2024 Note, at which point the end of the then current 2 month period will be the maturity date.

If the Company defaults on the Third February 2024 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the Third February 2024 Note into shares of the Company’s common stock. The conversion price will equal the greater of the average VWAP over the ten (10) trading day period prior to the conversion date; or $1.75. Notwithstanding the foregoing, the conversion price will not exceed $5.13 per share. The Company also agreed to issue 20,800 shares of common stock to NextNRG.

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On March 8, 2024, the Company and NextNRG entered into a promissory note (the “First March 2024 Note”) for the sum of $165,000 (the “First March 2024 Loan”) to be used for the Company’s working capital needs. The First March 2024 Note has an OID equal to $15,000, which is 10% of the aggregate original principal amount of the First March 2024 Loan. The unpaid principal balance of the First March 2024 Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the First March 2024 Note will begin to accrue interest on the entire balance at 18% per annum.

Unless the First March 2024 Note is otherwise accelerated or extended in accordance with the terms and conditions therein, the balance of the First March 2024 Note, along with accrued interest, will be due on May 8, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the First March 2024 Note, at which point the end of the then current 2 month period shall be the maturity date.

If the Company defaults on the First March 2024 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the First March 2024 Note into shares of the Company’s common stock. The conversion price will equal the greater of the average VWAP over the ten (10) trading day period prior to the conversion date; or $1.75. Notwithstanding the foregoing, the conversion price will not exceed $5.13 per share. The Company also agreed to issue 20,800 shares of common stock to NextNRG.

On March 15, 2024, the Company and NextNRG entered into a promissory note (the “Second March 2024 Note”) for the sum of $165,000 (the “Second March 2024 Loan”) to be used for the Company’s working capital needs. The Second March 2024 Note has an OID equal to $15,000, which is 10% of the aggregate original principal amount of the Second March 2024 Loan. The unpaid principal balance of the Second March 2024 Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the Second March 2024 Note will begin to accrue interest on the entire balance at 18% per annum.

Unless the Second March 2024 Note is otherwise accelerated or extended in accordance with the terms and conditions therein, the balance of the Second March 2024 Note, along with accrued interest, will be due on May 15, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the Second March 2024 Note, at which point the end of the then current 2 month period will be the maturity date.

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If the Company defaults on the Second March 2024 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the Second March 2024 Note into shares of the Company’s common stock. The conversion price will equal the greater of the average VWAP over the ten (10) trading day period prior to the conversion date; or $1.75. Notwithstanding the foregoing, the conversion price will not exceed $5.13 per share. The Company also agreed to issue 20,800 shares of common stock to NextNRG.

On March 26, 2024, the Company and NextNRG entered into a promissory note (the “Third March 2024 Note”) for the sum of $110,000 (the “Third March 2024 Loan”) to be used for the Company’s working capital needs. The Third March 2024 Note has an OID equal to $10,000, which is 10% of the aggregate original principal amount of the Third March 2024 Loan. The unpaid principal balance of the Third March 2024 Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the Third March 2024 Note will begin to accrue interest on the entire balance at 18% per annum.

Unless the Third March 2024 Note is otherwise accelerated or extended in accordance with the terms and conditions therein, the balance of the Third March 2024 Note, along with accrued interest, will be due on May 26, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the Third March 2024 Note, at which point the end of the then current 2 month period shall be the maturity date.

If the Company defaults on the Third March 2024 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the Third March 2024 Note into shares of the Company’s common stock. The conversion price will equal the greater of the average VWAP over the ten (10) trading day period prior to the conversion date; or $1.75. Notwithstanding the foregoing, the conversion price will not exceed $4.40 per share. The Company also agreed to issue 13,889 shares of common stock to NextNRG.

On April 2, 2024, the Company and NextNRG entered into a promissory note (the “First April 2024 Note”) for the sum of $165,000 (the “First April 2024 Loan”) to be used for the Company’s working capital needs. The First April 2024 Note has an OID equal to $15,000, which is 10% of the aggregate original principal amount of the First April 2024 Loan. The unpaid principal balance of the First April 2024 Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the First April 2024 Note will begin to accrue interest on the entire balance at 18% per annum.

Unless the First April 2024 Note is otherwise accelerated or extended in accordance with the terms and conditions therein, the balance of the First April 2024 Note, along with accrued interest, will be due on June 2, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the Second April 2024 Note, at which point the end of the then current 2 month period shall be the maturity date.

If the Company defaults on the First April 2024 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the First April 2024 Note into shares of the Company’s common stock. The conversion price will equal the greater of the average VWAP over the ten (10) trading day period prior to the conversion date; or $1.75. Notwithstanding the foregoing, the conversion price will not exceed $5.00 per share. The Company also agreed to issue 20,800 shares of common stock to NextNRG.

On April 8, 2024, the Company and NextNRG entered into a promissory note (the “Second April 2024 Note”) for the sum of $165,000 (the “Second April 2024 Loan”) to be used for the Company’s working capital needs. The Second April 2024 Note has an OID equal to $15,000, which is 10% of the aggregate original principal amount of the Second April 2024 Loan. The unpaid principal balance of the Second April 2024 Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the Second April 2024 Note will begin to accrue interest on the entire balance at 18% per annum.

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Unless the Second April 2024 Note is otherwise accelerated or extended in accordance with the terms and conditions therein, the balance of the Second April 2024 Note, along with accrued interest, will be due on June 8, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the Second April 2024 Note, at which point the end of the then current 2 month period will be the maturity date.

If the Company defaults on the Second April 2024 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the Second April 2024 Note into shares of the Company’s common stock. The conversion price shall be the greater of the average VWAP over the ten (10) trading day period prior to the conversion date; or $1.75. Notwithstanding the foregoing, the conversion price will not exceed $7.00 per share. The Company also agreed to issue 20,800 shares of common stock to NextNRG.

On April 22, 2024, the Company and NextNRG entered into a promissory note (the “Third April 2024 Note”) for the sum of $165,000 (the “Third April 2024 Loan”) to be used for the Company’s working capital needs. The Third April 2024 Note has an OID equal to $15,000, which is 10% of the aggregate original principal amount of the Third April 2024 Loan. The unpaid principal balance of the Third April 2024 Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the Third April 2024 Note will begin to accrue interest on the entire balance at 18% per annum.

Unless the Third April 2024 Note is otherwise accelerated or extended in accordance with the terms and conditions therein, the balance of the Third April 2024 Note, along with accrued interest, will be due on June 22, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the Third April 2024 Note, at which point the end of the then current 2 month period will be the maturity date.

If the Company defaults on the Third April 2024 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the Third April 2024 Note into shares of the Company’s common stock. The conversion price will equal the greater of the average VWAP over the ten (10) trading day period prior to the conversion date; or $1.75. Notwithstanding the foregoing, the conversion price will not exceed $6.45 per share. The Company also agreed to issue 20,800 shares of common stock to NextNRG.

On May 15, 2024, the Company and NextNRG entered into a promissory note (the “May 15 Note”) for the sum of $165,000 to be used for the Company’s working capital needs. The May 15 Note has an OID equal to $15,000, which is 10% of the aggregate original principal amount of the loan. The unpaid principal balance of the May 15 Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the May 15 Note will begin to accrue interest on the entire balance at 18% per annum.

Unless the May 15 Note is otherwise accelerated, or extended in accordance with the terms and conditions therein, the balance of the May 15 Note, along with accrued interest, will be due on July 15, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the May 15 Note, at which point the end of the then current 2 month period will be the maturity date.

If the Company defaults on the May 15 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the May 15 Note into shares of the Company’s common stock. The conversion price shall equal the greater of the average VWAP over the ten (10) trading day period prior to the conversion date; or $1.75. Notwithstanding the foregoing, the conversion price will not exceed the closing price of the common stock on the date of the May 15 Note. The Company also agreed to issue 20,800 shares of its common stock to NextNRG.

On May 20, 2024, the Company and NextNRG entered into a promissory note (the “May 20 Note”) for the sum of $165,000 to be used for the Company’s working capital needs. The May 20 Note has an OID equal to $15,000, which is 10% of the aggregate original principal amount of the loan. The unpaid principal balance of the May 20 Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the May 20 Note will begin to accrue interest on the entire balance at 18% per annum.

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Unless the May 20 Note is otherwise accelerated, or extended in accordance with the terms and conditions therein, the balance of the May 20 Note, along with accrued interest, will be due on July 20, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the May 20 Note, at which point the end of the then current 2 month period shall be the maturity date.

If the Company defaults on the May 20 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the May 20 Note into shares of the Company’s common stock. The conversion price will equal the greater of the average VWAP over the ten (10) trading day period prior to the conversion date; or $1.75. Notwithstanding the foregoing, the conversion price will not exceed the closing price of the common stock on the date of the May 20 Note. The Company also agreed to issue 20,800 shares of its common stock to NextNRG.

On May 22, 2024, the Company and NextNRG executed a letter agreement under which NextNRG agreed that all outstanding Company notes held by NextNRG will not automatically mature upon closing of this offering as previously contemplated.

On May 28, 2024, the Company and NextNRG entered into a promissory note (the “May 28 Note”) for the sum of $110,000 to be used for the Company’s working capital needs. The May 28 Note has an OID equal to $10,000, which is 10% of the aggregate original principal amount of the loan. The unpaid principal balance of the May 28 Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the May 28 Note will begin to accrue interest on the entire balance at 18% per annum.

Unless the May 28 Note is otherwise accelerated, or extended in accordance with the terms and conditions therein, the balance of the May 28 Note, along with accrued interest, will be due on July 20, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the May 28 Note, at which point the end of the then current 2 month period shall be the maturity date.

If the Company defaults on the May 28 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the May 28 Note into shares of the Company’s common stock. The conversion price will equal the greater of the average VWAP over the ten (10) trading day period prior to the conversion date; or $1.75. Notwithstanding the foregoing, the conversion price will not exceed the closing price of the common stock on the date of the May 28 Note. The Company also agreed to issue 13,889 shares of its common stock to NextNRG.

On June 10, 2024, the Company and NextNRG entered into a promissory note (the “June 10 Note”) for the sum of $165,000 to be used for the Company’s working capital needs. The June 10 Note has an OID equal to $15,000, which is 10% of the aggregate original principal amount of the loan. The unpaid principal balance of the June 10 Note has a fixed rate of interest of 8% per annum for the first nine months, afterward, the June 10 Note will begin to accrue interest on the entire balance at 18% per annum.

Unless the June 10 Note is otherwise accelerated, or extended in accordance with the terms and conditions therein, the balance of the May 28 Note, along with accrued interest, will be due on August 10, 2024. The maturity date will automatically be extended for 2 month periods, unless NextNRG sends 10 days written notice, prior to the end of any 2 month period, that it does not wish to extend the Jun 10 Note, at which point the end of the then current 2 month period shall be the maturity date.

If the Company defaults on the June 10 Note, (i) the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due, and (ii) NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the June 10 Note into shares of the Company’s common stock. The conversion price will equal the greater of the average VWAP over the ten (10) trading day period prior to the conversion date; or $1.75. Notwithstanding the foregoing, the conversion price will not exceed the closing price of the common stock on the date of the June 10 Note. The Company also agreed to issue 20,800 shares of its common stock to NextNRG.

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On June 24, 2024, the Company and NextNRG Holding Corp. (formerly Next Charging, LLC) (“NextNRG”) entered into a promissory note (the “June 24 Note”) for the sum of $165,000 to be used for the Company’s working capital needs. The Company also issued 20,800 shares of its common stock to NextNRG as commitment fee shares for the June 24 Note.

On July 5, 2024, the Company and NextNRG entered into a promissory note (the “July 5 Note”) for the sum of $165,000 to be used for the Company’s working capital needs. The Company also issued 20,800shares of its common stock to NextNRG as commitment fee shares for the July 5 Note.

On July 10, 2024, the Company and NextNRG entered into a promissory note (the “July 10 Note”) for the sum of $165,000 to be used for the Company’s working capital needs. The Company also issued 20,800 shares of its common stock to NextNRG as commitment fee shares for the July 10 Note.

On July 22, 2024, the Company issued a promissory note (the “July 22 Note”) to NextNRG for the sum of $165,000 to be used for the Company’s working capital needs. The Company also issued 20,800 shares of its common stock to NextNRG as commitment fee shares for the July 22 Note.

On August 6, 2024, the Company and NextNRG entered into a promissory note (the “August 6 Note”) for the sum of $165,000 to be used for the Company’s working capital needs. The Company also issued 53,500 shares of its common stock to NextNRG as commitment fee shares for the August 6 Note.

On August 14, 2024, the Company and NextNRG entered into a promissory note (the “August 14 Note”) for the sum of $165,000 to be used for the Company’s working capital needs. The Company also issued 53,500 shares of its common stock to NextNRG as commitment fee shares for the August 14 Note.

Michael Farkas is the chief executive officer of NextNRG and is the beneficial holder of approximately 65.1% of the Company’s outstanding shares of common stock.

Exchange Agreement with Related Party

On August 16, 2024, the Company entered into an Exchange Agreement (the “Next Exchange Agreement”) by and between the Company and NextNRG. Pursuant to the terms and conditions of the Next Exchange Agreement, the promissory notes of the Company listed in the table below which were then issued to NextNRG (as set forth in the Next Exchange Agreement) were exchanged and converted into an aggregate of 3,525,341 shares of common stock of the Company.

Issue Date	Current Outstanding Principal Amount	Total Amount After Default
July 5, 2023	$440,000	$742,747
August 2, 2023	$440,000	$733,814
August 23, 2023	$110,000	$181,741
August 30, 2023	$165,000	$271,761
September 6, 2023	$220,000	$361,211
September 13, 2023	$110,000	$180,031
November 3, 2023	$165,000	$265,082
November 21, 2023	$220,000	$352,144
December 4, 2023	$220,000	$349,802
December 13, 2023	$165,000	$261,862
December 18, 2023	$110,000	$174,389
December 20, 2023	$55,000	$87,165
December 27, 2023	$165,000	$261,103
January 5, 2024	$110,000	$173,062
January 16, 2024	$165,000	$259,000
January 25, 2024	$165,000	$258,512
February 7, 2024	$165,000	$257,807
February 20, 2024	$165,000	$257,101
February 28, 2024	$165,000	$256,667
March 8, 2024	$165,000	$256,180
March 15, 2024	$165,000	$255,800
March 26, 2024	$110,000	$170,134
April 2, 2024	$165,000	$254,824
April 8, 2024	$165,000	$254,498
April 22, 2024	$165,000	$253,738
May 8, 2024	$165,000	$252,817
May 15, 2024	$165,000	$252,491
May 20, 2024	$165,000	$252,220
May 28, 2024	$110,000	$167,855
June 10, 2024	$165,000	$251,080
June 28, 2024	$165,000	$250,321
July 5, 2024	$165,000	$249,750
July 10, 2024	$165,000	$249,479
July 22, 2024	$165,000	$248,585
August 6, 2024	$165,000	$248,178
August 14, 2024	$165,000	$247,500
	$6,215,000	$9,800,449

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Michael Farkas is the chief executive officer of NextNRG and is the beneficial holder of approximately 65.1% of the Company’s outstanding shares of common stock.

Stock Purchase Agreement with Related Party

On August 16, 2024, the Company entered into a Stock Purchase Agreement (the “SPA”) by and between the Company and NextNRG. Pursuant to the terms and conditions of the SPA, at the Closing (as defined in the SPA), the Company agreed to issue and sell to Next, and Next agreed to purchase from the Company, 140,000 shares of Series B Convertible Preferred Stock of the Company (“Series B Preferred Stock”) for a purchase price of $10.00 per Share, and a resulting total purchase price of $1,400,000.

Michael Farkas is the chief executive officer of NextNRG and is the beneficial holder of approximately 65.1% of the Company’s outstanding shares of common stock.

Entry into Material Definitive Agreement, as amended, with Related Party

On August 10, 2023, the Company, the shareholders (the “Next NRG Shareholders”) of NextNRG and Michael Farkas, as the representative of the NextNRG Shareholders, entered into an exchange agreement, on November 2, 2023, the Company, the NextNRG Shareholders, NextNRG, and Mr. Farkas entered into an amended and restated exchange agreement, and on June 11, 2024, the Company, the NextNRG Shareholders, NextNRG and Mr. Farkas entered into a second amended and restated exchange agreement (as amended and restated, the “Exchange Agreement”), pursuant to which the Company agreed to acquire from the NextNRG Shareholders 100% of the shares of NextNRG (the “NextNRG Shares”) in exchange for the issuance (the “Share Exchange”) by the Company to the NextNRG Shareholders of an aggregate of 40,000,000 shares of common stock of the Company. The Exchange Agreement provides that in the event NextNRG completes the acquisition of STAT-EI, Inc. (“SEI” or “STAT”), prior to the closing, then 28,000,000 shares will vest on the closing date, and the remaining 12,000,000 shares will be subject to vesting or forfeiture and in the event NextNRG did not complete such acquisition prior to the closing, then 14,000,000 shares would vest on the closing date, and the remaining 26,000,000 shares would be subject to vesting or forfeiture (such shares subject to vesting or forfeiture, the “Restricted Shares”).

NextNRG completed the acquisition of SEI on January 19, 2024.

As an additional condition to be satisfied prior to the closing, NextNRG is also required to take actions to record the assignment to itself of a patent mentioned in the Exchange Agreement.

On July 22, 2024, the Company and the Shareholders’ Representative entered into the first amendment to the Second Amended and Restated Exchange Agreement (“First Amendment Agreement”) to add a new section 2.10 to the Second Amended and Restated Exchange Agreement. The new section 2.10 provides that, in the event that the Company at any time prior to the Closing undertakes any forward split of the common stock, or any reverse split of the common stock, any references to numbers of shares of common stock as set forth in the Second Amended and Restated Exchange Agreement shall be deemed automatically updated and amended at such time to equitably account therefor. Further, in the event the Company undertakes any forward split of the common stock or any reverse split of the common stock following the Closing, any references to any of numbers of Exchange Shares as set forth in the Second Amended and Restated Exchange Agreement shall be deemed similarly automatically adjusted to the extent still applicable, including, without limitation to the numbers of Exchange Shares vesting or being forfeited pursuant to the terms and conditions of the Second Amended and Restated Exchange Agreement.

On September 25, 2024, the Company and the Shareholders’ Representative entered into the second amendment to the Second Amended and Restated Exchange Agreement (“Second Amendment Agreement”) to change the number of the Company’s common stock shares to be issued to the NextNRG Shareholders by the Company in exchange for 100% of the shares of NextNRG to 100,000,000 shares of the Company’s common stock.

The Second Amendment Agreement also provides that in the event NextNRG completes the acquisition of STAT-EI, Inc. (“SEI” or “STAT”), prior to the closing, then 50,000,000 shares will vest on the closing date, and the remaining 50,000,000 shares will be subject to vesting or forfeiture (such shares subject to vesting or forfeiture, the “Restricted Shares”). As noted above, NextNRG completed the acquisition of SEI on January 19, 2024, and thus 50,000,000 will vest on the closing date, and 50,000,000 Restricted Shares will be subject to vesting or forfeiture. 25,000,000 of the 50,000,000 Restricted Shares will vest, if at all, upon the Company commercially deploying the third solar, wireless electric vehicle charging, microgrid, and/or battery storage system (such systems as more specifically defined under the Exchange Agreement) and 25,000,000 of the 50,000,000 Restricted Shares will vest, if at all, upon the Company either reaching annual revenues exceeding $100 million, the Company completing projects with deployment costs greater than $100 million, or the Company completing a capital raise greater than $25 million.

The Second Amendment Agreement also provides that prior to the Closing, NextNRG may issue additional shares of NextNRG Stock to one or more additional persons and, in such event, such persons will execute a joinder to the Exchange Agreement and will become a party thereto. In addition, prior to the Closing, subject to the approval of the Shareholders’ Representative, certain shareholders of NextNRG may transfer their shares of NextNRG Stock to persons who are currently shareholders of NextNRG or who would become new shareholders of NextNRG.

The Second Amendment Agreement also provides that the Company will undertake such actions as needed to obtain the approval of the stockholders of the Company for the adoption and approval of the Exchange Agreement, as amended, and the transactions contemplated thereby including the issuance of the Company’s common stock thereunder.

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At closing, the Company has agreed to appoint Mr. Farkas to the board of directors as Executive Chairman and to appoint him Chief Executive Officer of the Company. At closing, the Company has also agreed to appoint Joel Kleiner, the Chief Financial Officer of NextNRG, as the Chief Financial Officer of the Company. The closing of the transactions contemplated under the Exchange Agreement are subject to certain customary closing conditions, including (i) that the Company file a Certificate of Amendment with the Secretary of State of the State of Delaware to increase its authorized common stock from 50,000,000 shares to 500,000,000 shares (ii) the receipt of the requisite third-party consents, and (iii) compliance with the rules and regulations of The Nasdaq Stock Market (“Nasdaq”), which includes the filing of an Initial Listing Application with Nasdaq and approval of such application by Nasdaq. In addition, while the stockholders of the Company have provided written consent approving the Second Amendment Agreement in September 2024 pursuant to Nasdaq Rule 5635, the effectiveness of such written consent is dependent upon the dissemination of a definitive Information Statement on Schedule 14C, which the Company anticipates completing in November 2024. Upon consummation of the transactions contemplated by the Exchange Agreement, NextNRG will become a wholly-owned subsidiary of the Company.

Except as provided above, there were no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

Recent Promissory Notes with Related Party

Promissory Note dated December 2, 2024

On December 2, 2024, the Company and NextNRG entered into a promissory note (the “December 2 Note”) for the sum of $715,000 to be used for the Company’s working capital needs. The December 2 Note has an original issue discount (“OID”) equal to $65,000. The unpaid principal balance of the December 2 Note has a fixed rate of interest of 8% per annum. Unless the December 2 Note is otherwise accelerated, or extended in accordance with the terms and conditions therein, the balance of the December 2 Note, along with accrued interest, will be due and payable in full on December 2, 2025. If the Company defaults on the December 2 Note, the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due. Upon default, NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the December 2 Note into fully paid and non-assessable shares of the Company’s common stock. The conversion price shall equal the greater of the average VWAP over the five (5) Trading Day period prior to the conversion date; or $0.70 (the “Floor Price”). Notwithstanding the foregoing, the conversion price shall not exceed the closing price of the Company’s Common Stock on the Nasdaq Capital Market on the date of the December 2 Note. The Company and NextNRG have agreed that the total cumulative number of common stock issued to NextNRG under the December 2 Note, together with all other transaction documents may not exceed the requirements of Nasdaq Listing Rule 5635(d) (“Nasdaq 19.99% Cap”), except that such limitation will not apply following shareholder approval. If the Company is unable to obtain shareholder approval to issue common stock to Next in excess of the Nasdaq 19.99% Cap, then any remaining outstanding balance of this December 2 Note must be repaid in cash at the request of NextNRG. The December 2 Note contains a protection for NextNRG in the event the Company effectuates a split of its common stock. In the event of a stock split, if the December 2 Note is issued and outstanding and has not been converted, then the number of shares and the price for any conversion under the December 2 Note will be adjusted by the same ratios or multipliers of, any such subdivision, split, reverse split.

Promissory Note dated December 3, 2024

On December 3, 2024, the Company and NextNRG entered into a promissory note (the “December 3 Note”) for the sum of $275,000 to be used for the Company’s working capital needs. The December 3 Note has an original issue discount (“OID”) equal to $25,000. The unpaid principal balance of the December 3 Note has a fixed rate of interest of 8% per annum. Unless the December 3 Note is otherwise accelerated, or extended in accordance with the terms and conditions therein, the balance of the December 3 Note, along with accrued interest, will be due and payable in full on December 3, 2025. If the Company defaults on the December 3 Note, the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due. Upon default, NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the December 3 Note into fully paid and non-assessable shares of the Company’s common stock. The conversion price shall equal the greater of the average VWAP over the five (5) Trading Day period prior to the conversion date; or $0.70 (the “Floor Price”). Notwithstanding the foregoing, the conversion price shall not exceed the closing price of the Company’s Common Stock on the Nasdaq Capital Market on the date of the December 3 Note. The Company and Next have agreed that the total cumulative number of common stock issued to Next under this Note, together with all other transaction documents may not exceed the requirements of Nasdaq Listing Rule 5635(d) (“Nasdaq 19.99% Cap”), except that such limitation will not apply following shareholder approval. If the Company is unable to obtain shareholder approval to issue common stock to Next in excess of the Nasdaq 19.99% Cap, then any remaining outstanding balance of this December 3 Note must be repaid in cash at the request of Next. The December 3 Note contains a protection for Next in the event the Company effectuates a split of its common stock. In the event of a stock split, if the December 3 Note is issued and outstanding and has not been converted, then the number of shares and the price for any conversion under the December 3 Note will be adjusted by the same ratios or multipliers of, any such subdivision, split, reverse split.

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Promissory Note dated December 17, 2024

On December 17, 2024, the Company and NextNRG entered into a promissory note (the “December 17 Note”) for the sum of $580,000 to be used for the Company’s working capital needs. The unpaid principal balance of the December 17 Note has a fixed rate of interest of 8% per annum. Unless the December 17 Note is otherwise accelerated, or extended in accordance with the terms and conditions therein, the balance of the December 17 Note, along with accrued interest, will be due and payable in full on December 17, 2025. As part of the promissory note, the parties acknowledged that $379,755.39 of the Loan was sent directly to a third party as a down payment for the purchase of equipment. If the Company defaults on the December 17 Note, the unpaid principal and interest sums, along with all other amounts payable, multiplied by 150% will be immediately due. Upon default, NextNRG will have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the December 17 Note into fully paid and non-assessable shares of the Company’s common stock. The conversion price shall equal the greater of the average VWAP over the five (5) Trading Day period prior to the conversion date; or $0.70 (the “Floor Price”). Notwithstanding the foregoing, the conversion price shall not exceed the closing price of the Company’s Common Stock on the Nasdaq Capital Market on the date of the December 17 Note. The Company and NextNRG have agreed that the total cumulative number of common stock issued to Next under this Note, together with all other transaction documents may not exceed the requirements of Nasdaq Listing Rule 5635(d) (“Nasdaq 19.99% Cap”), except that such limitation will not apply following shareholder approval. If the Company is unable to obtain shareholder approval to issue common stock to Next in excess of the Nasdaq 19.99% Cap, then any remaining outstanding balance of this December 17 Note must be repaid in cash at the request of Next. The December 17 Note contains a protection for NextNRG in the event the Company effectuates a split of its common stock. In the event of a stock split, if the December 17 Note is issued and outstanding and has not been converted, then the number of shares and the price for any conversion under the December 17 Note will be adjusted by the same ratios or multipliers of, any such subdivision, split, reverse split.

Michael Farkas is the chief executive officer of NextNRG and is the beneficial holder of approximately 66.5% of the Company’s outstanding shares of common stock.

Director Independence

Each of Messrs. Leibler, Kurtz and Oppen is “independent” within the meaning of Nasdaq Rule 5605(b)(1).

FORWARD-LOOKING STATEMENTS

We caution you that certain information in this proxy statement may contain, in addition to historical information, “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based upon management’s beliefs, as well as on assumptions made by management. These forward-looking statements involve known and unknown risks, uncertainties and other factors that cause our actual results, performance or achievements to be materially different from what we say or imply with such forward-looking statements. When we use the words “may,” “will,” “expects,” “intends,” “estimates,” “anticipates,” “believes,” “plans,” “seeks” or “continues,” or similar expressions, we intend to identify forward-looking statements. You should be aware that the telecommunications industry is changing rapidly, and, therefore, the forward-looking statements and statements of expectations, plans and intent are subject to a greater degree of risk than similar statements regarding certain other industries.

Although we believe that our expectations with respect to the forward-looking statements are based upon reasonable assumptions, we cannot assure you that our actual results, performance or achievements will meet these expectations. Other than as may be required by applicable law, we undertake no obligation to release publicly the results of any revisions to these forward-looking statements.

WHERE YOU CAN FIND MORE INFORMATION ABOUT EZFILL

As an SEC reporting company, we are subject to the informational requirements of the Exchange Act and accordingly, file our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other information with the SEC. As an electronic filer, our public filings are maintained on the SEC’s Internet site that contains reports, proxy information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov. In addition, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, may be accessed free of charge through our website, as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. Also, our Code of Conduct, as well as the Charters for our Audit Committee, Compensation Committee and Corporate Governance/Nominating Committee are available on our website and amendments to, or waivers of, the Code of Conduct will be disclosed on our website. Our corporate website is www.ezfl.com; however, the information found on our website is not part of this proxy statement.

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Our common stock is traded on the Nasdaq Capital Market under the symbol EZFL.

This proxy statement is accompanied by the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2023. Stockholders are referred to such report for financial and other information about the activities of the Company.

Our transfer agent is ClearTrust, LLC. ClearTrust, LLC’s address is 16540 Pointe Village Dr., Suite 210, Lutz, FL 33558.

You may request copies of documents we have filed with the SEC, as well as copies of documents that appear on our website, from us, without charge, upon written or oral request to:

EzFill, Inc.

67 NW 183rd Street

Miami, FL 33169

Attn: Corporate Secretary

Tel: (305) 791-1169

STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING OF STOCKHOLDERS

If any stockholder intends to present a proposal to be considered for inclusion in the Company’s proxy materials in connection with the Company’s next Annual Meeting of Stockholders, the proposal must be in proper form (consistent with our bylaws and with Exchange Act Regulation 14A and Rule 14a-8 promulgated thereunder) and received by the Secretary of the Company on or before August 26, 2025, or 120 days before the date of mailing based on this year’s proxy statement date, and meet all other requirements for inclusion in the proxy statement. The submission of a stockholder proposal does not guarantee that it will be presented at the annual meeting. Stockholders interested in submitting a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable federal securities laws and EzFill’s bylaws, as applicable.

In order for stockholders to give timely notice of nominations for directors for inclusion on a universal proxy card in connection with next year’s annual meeting, notice must be submitted by the same deadlines as disclosed above and must include the information in the notice required by the bylaws and by Rule 14a-19 under the Exchange Act.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Yehuda Levy Yehuda Levy
Chief Executive Officer

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ClearTrust, LLC - Proxy Agent
16540 Pointe Village Dr., Ste 210
Lutz, Florida 33558

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY

ONLINE (FASTEST AND EASIEST):
- Go to: www.cleartrustonline.com/ezfl
- Have your Proxy Card ready
- Follow the simple instructions to record your vote

MAIL
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

PHONE:
- Call 1-813-235-4490
- Have your Proxy Card ready
- Request to vote your proxy.

FOR YOUR VOTE TO COUNT, YOU MUST VOTE BEFORE THE POLLS CLOSE ON THE DAY OF THE MEETING.

*** SPECIMEN ***
1 MAIN STREET
ANYWHERE PA 99999-9999

CONTROL NUMBER:

ANNUAL MEETING OF STOCKHOLDERS

TEST ISSUE REF 1999

DATE: **January 16, 2025**
TIME: **10:30 A.M. Eastern Time**
LOCATION: **57 NW 183rd Street, Miami, FL 33169**

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Yehuda Levy (the "Named Proxy") as proxy for the undersigned, with full power of substitution and resubstitution, and authorizes him to vote all the shares of common stock of EzFill Holdings, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In his discretion, the Named Proxy is authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxy cannot vote your shares unless you sign (on the reverse side) and return this card or otherwise provide voting instructions by phone or on the internet as described above.

Continued and to be signed on the reverse side

TEST ISSUE REF 1999
ANNUAL MEETING OF STOCKHOLDERS

PROPOSAL		YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	To elect directors to the Board of Directors (the "Board") to serve until their term has run and their successors are duly elected and qualified or until their earlier resignation or removal;	FOR		ABSTAIN	FOR
	Yehuda Levy	☐		☐	
	Daniel Arbour	☐		☐	
	Jack Leibler	☐		☐	
	Bennett Kurtz	☐		☐	
	Sean Oppen	☐		☐	
		FOR	AGAINST	ABSTAIN	FOR
2.	To ratify the selection of M&K CPAs, PLLC as independent registered public accounting firm to audit the consolidated financial statements for the fiscal year ending December 31, 2024	☐	☐	☐	

Authorized Signatures - Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

Signature (and Title if applicable) Date

Signature (if held jointly) Date

SAVE TIME & REDUCE COSTS!
PLEASE CONSIDER VOTING ONLINE RATHER THAN BY MAIL.

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LAST NAME,FIRST